As Filed with the Securities and Exchange Commission on October 14, 2016

Registration Nos.: 333-203265; 811-05961

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.     ☐

Post-Effective Amendment No. 6     ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 50     ☒

(Check appropriate box or boxes)

VARIABLE ANNUITY-2 SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

(Name of Depositor)

489 Fifth Ave., 28th Floor New York, New York 10017

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(800) 537-2033

Andra S. Bolotin

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company of New York

489 Fifth Ave., 28th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

Ann B. Furman, Esq.

Carlton Fields Jorden Burt, P.A.

1025 Thomas Jefferson Street, N.W., Suite 400 West

Washington, D.C. 20007-5208

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on (date) pursuant to paragraph (b) of Rule 485

☒  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Individual Flexible Premium Variable Annuity Contract

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

This Prospectus describes the Great-West Smart Track® II - 5 Year Variable Annuity (the “Contract”) — an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Great-West Life & Annuity Insurance Company of New York (“we,” “us,” or “Great-West”) issues the Contract to eligible persons in the state of New York. The Contract may be owned by one or two individuals, an IRA custodian or trustee, or by a grantor trust with only one individual Grantor or with two Grantors who are one another’s Spouse as of the Effective Date (see Definitions, below, for definitions of capitalized terms).

When you contribute money to the Great-West Smart Track® II - 5 Year Variable Annuity, you decide how to allocate your money among the various investment options available through Variable Annuity-2 Series Account (the “Series Account”). The Series Account consists of two strategies: the Investment Strategy (relating to the base Contract) and the Income Strategy (relating to optional Guaranteed Lifetime Withdrawal Benefit Riders). You should consider which features are important to you and the amount of Series Account charges and Withdrawal Charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Strategy or a Covered Fund under the Income Strategy.

Investment Strategy Portfolios:

Alger Small Cap Growth Portfolio – Class I-2*

Alger SMid Cap Growth Portfolio – Class I-2*

ALPS/ Alerian Energy Infrastructure Portfolio – Class III

ALPS/ Red Rocks Listed Private Equity Portfolio – Class III

American Century Investments VP Inflation Protection Fund – Class II

American Century Investments VP Mid Cap Value Fund – Class II

American Century Investments VP Value Fund – Class II

American Funds Insurance Series International Fund – Class 4

American Funds Insurance Series New World Fund – Class 4

BlackRock Global Allocation V.I. Fund – Class III

BlackRock High Yield V.I. Fund – Class III

ClearBridge Variable Small Cap Growth Portfolio – Class II

Delaware VIP Emerging Markets Series – Service Class

Delaware VIP International Value Equity Series – Service Class

Delaware VIP REIT Series – Service Class

Delaware VIP Small Cap Value Series – Service Class

Deutsche Capital Growth VIP – Class B

Deutsche Global Small Cap VIP – Class B

Dreyfus Investment Portfolios Technology Growth Portfolio – Service Shares*

Dreyfus Variable Investment Fund Appreciation Portfolio – Service Shares*

Eaton Vance VT Floating-Rate Income Fund – Initial Class

Franklin Income VIP Fund – Class 4

The date of this Prospectus is [Month/ Day], 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares

Goldman Sachs VIT Strategic Income Fund – Advisor Shares

Goldman Sachs VIT U.S. Equity Insights Fund – Service Shares

Great-West Ariel Mid Cap Value Fund – Initial Class

Great-West Bond Index Fund – Initial Class

Great-West Federated Bond Fund – Initial Class

Great-West Goldman Sachs Mid Cap Value Fund – Initial Class

Great-West International Index Fund – Initial Class

Great-West Invesco Small Cap Value Fund – Initial Class

Great-West Loomis Sayles Bond Fund – Initial Class

Great-West Loomis Sayles Small Cap Value Fund – Initial Class

Great-West MFS International Growth Fund – Initial Class

Great-West MFS International Value Fund – Initial Class

Great-West Money Market Fund – Initial Class

(effective October 14, 2016, this Portfolio will be renamed the Great-West Government Money Market Fund)

Great-West Multi-Manager Large Cap Growth Fund – Initial Class

Great-West Multi-Manager Small Cap Growth Fund – Initial Class

Great-West Putnam Equity Income Fund – Initial Class

Great-West Putnam High Yield Bond Fund – Initial Class

Great-West Real Estate Index Fund – Initial Class

Great-West S&P 500® Index Fund – Initial Class

Great-West S&P Mid Cap 400® Index Fund – Initial Class

Great-West S&P Small Cap 600® Index Fund – Initial Class

Great-West Short Duration Bond Fund – Initial Class

Great-West Stock Index Fund – Initial Class

Great-West Templeton Global Bond Fund – Initial Class

Great-West T. Rowe Price Mid Cap Growth Fund – Initial Class

Great-West U.S. Government Mortgage Securities Fund – Initial Class

Great-West Aggressive Profile I Fund – Initial Class

Great-West Conservative Profile I Fund – Initial Class

Great-West Moderately Aggressive Profile I Fund – Initial Class

Great-West Moderate Profile I Fund – Initial Class

Great-West Moderately Conservative Profile I Fund – Initial Class

Great-West Lifetime 2015 Fund – Class T (formerly Great-West Lifetime 2015 Fund III – Class T)

Great-West Lifetime 2020 Fund – Class T

Great-West Lifetime 2025 Fund – Class T (formerly Great-West Lifetime 2025 Fund III – Class T)

Great-West Lifetime 2030 Fund – Class T

Great-West Lifetime 2035 Fund – Class T (formerly Great-West Lifetime 2035 Fund III – Class T)

Great-West Lifetime 2040 Fund – Class T

Great-West Lifetime 2045 Fund – Class T (formerly Great-West Lifetime 2045 Fund III – Class T)

Great-West Lifetime 2050 Fund – Class T

Great-West Lifetime 2055 Fund – Class T (formerly Great-West Lifetime 2055 Fund III – Class T)

Invesco V.I. Core Equity Fund – Series II*

Invesco V.I. Global Real Estate Fund – Series II

Invesco V.I. Growth and Income Fund – Series II

Invesco V.I. International Growth Fund – Series II

Invesco V.I. Small Cap Equity Fund – Series II

Ivy Funds VIP Energy Fund

Janus Aspen Series Balanced Portfolio – Service Shares

Janus Aspen Series Enterprise Portfolio – Service Shares

Janus Aspen Series Flexible Bond Portfolio – Service Shares

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 2

Lord Abbett Series Developing Growth Portfolio – Class VC

MFS VIT II Blended Research Core Equity Portfolio – Service Class

MFS VIT II Technology Portfolio – Service Class

Neuberger Berman AMT Socially Responsive Portfolio – S Class

Oppenheimer Main Street Small Cap Fund VA – Service Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio – Advisor Class

PIMCO VIT Long-Term U.S. Government Portfolio – Advisor Class

PIMCO VIT Low Duration Portfolio – Advisor Class

PIMCO VIT Real Return Portfolio – Advisor Class

PIMCO VIT Short-Term Portfolio – Advisor Class

PIMCO VIT Total Return Portfolio – Advisor Class

Putnam VT Absolute Return 500 Fund – Class IB

Putnam VT American Government Income Fund – Class IB

Putnam VT Capital Opportunities Fund – Class IB

Putnam VT Global Asset Allocation Fund – Class IB

Putnam VT Global Equity Fund – Class IB

Putnam VT Growth & Income Fund – Class IB

Putnam VT Growth Opportunities Fund – Class IB

Putnam VT Income Fund – Class IB

Putnam VT International Equity Fund – Class IB

Putnam VT International Growth Fund – Class IB

Putnam VT International Value Fund – Class IB

Putnam VT Investors Fund – Class IB

Putnam VT Research Fund – Class IB

Putnam VT Small Cap Value Fund – Class IB

Putnam VT Voyager Fund – Class IB (effective on or about 11/21/2016, this fund will merge into the Putnam VT Growth Opportunities Fund)

T. Rowe Price Blue Chip Growth Portfolio – Class II

T. Rowe Price Health Sciences Portfolio II

VanEck VIP Global Hard Assets Fund – Class S

* The Sub-Account investing in this Portfolio is closed to new Contributions and incoming Transfers.

Income Strategy Covered Funds (for Contracts with a Guaranteed Lifetime Withdrawal Benefit Rider):

Great-West Conservative Profile I Fund – Initial Class

Great-West Moderate Profile I Fund – Initial Class

Great-West Moderately Conservative Profile I Fund – Initial Class

Great-West SecureFoundation® Balanced Fund – Class L

Based on marketing, tax, investment, and other conditions, we may make new Covered Funds available to Owners at our discretion.

This Prospectus provides important information about the Series Account and investment options that you should know before purchasing the Great-West Smart Track® II - 5 Year Variable Annuity, including a description of the material rights and obligations under the Contract. It is important that you read the Contract, riders, and any amendments and endorsements, which may reflect additional non-material variations. Please read this Prospectus carefully and keep it on file for future reference. We offer other variable annuity products with different product features, benefits, and charges.

You can find more detailed information pertaining to the Series Account in the Statement of Additional Information (“SAI”) dated [Month/ Day], 2016 (as may be amended from time to time), which has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Prospectus as a matter of law, which means it is legally a part of this Prospectus. You can find the SAI’s table of contents on the last page of this Prospectus. You may obtain a copy of the SAI without charge by contacting the Retirement Resource Operations Center at the address or phone number listed below. You can also obtain it by visiting the SEC’s website at www.sec.gov. This website also contains material incorporated by reference and other information about the Series Account that has been filed electronically with the SEC.

The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.

For account information, please contact:

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

1-877-723-8723

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

Definitions

1035 Exchange – A tax-free exchange of certain types of insurance contracts, as allowed by a provision of the Code.

10-Year Treasury Yield (10YR) – The U.S. Treasury 10-Year Yield as of the end of the last Business Day of the previous week as reported by the United States Department of Treasury.

Accumulation Unit – An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.

Alternate Payee – Any Spouse or former Spouse of an Owner who has the right pursuant to a Decree to receive all or a portion of the benefit payable under the Contract with respect to such Owner.

Annuitant (Joint Annuitant) – The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. Joint Annuitants may be named in the application or any time before the Annuity Commencement Date, and must be one another’s Spouse as of the Effective Date. If you select a Joint Annuitant, ‘Annuitant’ means the older Joint Annuitant or the sole surviving Joint Annuitant. If you name a Contingent Annuitant, the Annuitant will be considered the ‘Primary Annuitant.’ If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be the Annuitant and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account.

Annuity Account – An account we establish in your name that reflects all account activity under your Contract in both the Investment Strategy and the Income Strategy.

Great-West Smart Track® II - 5 Year Variable Annuity Structure

Annuity Account reflects all account activity in both the Investment Strategy and the Income Strategy:

Annuity Account Value – The sum of the value of each Sub-Account you have selected in both the Investment Strategy and Income Strategy. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.

Annuity Commencement Date – The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 99th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur no later than the Annuitant’s 99th birthday.

Annuity Payout Period – The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.

Annuity Unit – An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.

Automatic Bank Draft Plan – A feature, if made available by Great-West, that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

Beneficiary – The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the death benefit or elect to continue this Contract in force.

Benefit Base – For purposes of the GLWB Riders, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate Guaranteed Annual Withdrawals.

Business Day – Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.

Code – The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.

Contingent Annuitant – The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and at least 30 days prior to the Annuity Commencement Date.

Contingent Beneficiary – The person you may designate to become the Beneficiary when the primary Beneficiary dies.

Contract Year – Contract Years begin on the Effective Date and renew on each anniversary of the Effective Date.

Contributions – Amounts of money you invest or deposit into your Annuity Account.

Covered Fund(s) – Interests in Sub-Accounts approved by Great-West for the GLWB.

Covered Fund Value – The aggregate value of each Covered Fund.

Covered Person(s) – For purposes of a GLWB Rider, the natural person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Joint Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If a Grantor Trust owns the Contract, the Grantor(s) must be the sole Covered Person(s). A Joint Covered Person, when permitted, must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract. If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be a Covered Person and if there are two Covered Persons, the Joint Covered Person must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account.

Death Benefit – The amount payable to the Beneficiary when the Owner or the Annuitant dies.

Decree – A divorce or separation instrument, as defined in Section 71(b)(2) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that Great-West accepts and approves, except as otherwise agreed.

Distributions – Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.

Effective Date – The date on which the first Contribution is credited to your Annuity Account. Contract Years, anniversaries, and quarters are measured from the Effective Date.

Excess Withdrawal – An amount of either a Distribution or Transfer from the Covered Fund(s) during the GLWB Accumulation Phase or any amount combined with all other amounts that exceed the annual GAW during the GAW Phase. Excess Withdrawals reduce your Benefit Base and may be subject to the Withdrawal Charge.

GLWB Accumulation Phase – The period of time between the GLWB Rider Election Date and the Initial Installment Date.

GLWB Riders – The Guaranteed Lifetime Withdrawal Benefit (GLWB) Riders that are issued to Owners and which specify the benefits, rights, privileges, and obligations of the Owner and Great-West in the Income Strategy, as modified by the

Rate Sheet Supplement applicable on the date the Contract is issued. A GLWB Rider is initiated by allocating Contributions to an Income Strategy Covered Fund. One or more GLWB Riders may not be available at all times or through all financial intermediaries. All GLWB Riders available at the time you purchase your Contract will remain available for you to elect for the duration of your Contract. You may only elect one GLWB Rider. All guarantees are subject to the claims paying ability of Great-West.

GLWB Rider Contributions – Owner-directed amounts received and allocated to the Owner’s Covered Fund(s) in the Income Strategy, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Fund(s) will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value. Once you have elected a GLWB Rider by making a GLWB Rider Contribution, you are not able to make Contributions to any other GLWB Rider. If we refuse to accept additional Contributions, you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.

GLWB Rider Election Date – The Business Day on which the Owner or Beneficiary elects the GLWB option in a GLWB Rider by allocating GLWB Rider Contributions to a Covered Fund(s). The GLWB Rider Election Date will be the date upon which the Initial Benefit Base is calculated and before the Owner attains the age of 85 years old.

GLWB Settlement Phase – The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive and during which Installments will continue to be paid.

Grantor – The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. All Grantors must be individuals.

Grantor Trust – A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s). We allow a Grantor Trust to be an Owner only if it has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date.

Great-West Secure Income Foundation GLWB Rider (formerly the Lifetime Income Lock Fixed GLWB Rider) – Provided all conditions are met, the Great-West Secure Income Foundation GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).

Great-West Secure Income Max GLWB Rider (formerly the Enhanced Withdrawal Fixed GLWB Rider) – Provided all conditions are met, the Great-West Secure Income Max GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). A higher GAW% may be available for Rider Contributions older than 5 years from starting the GAW Phase, as disclosed in the Rate Sheet Supplement in effect when you purchase your Contract.

Great-West Secure Income Plus GLWB Rider (formerly the Roll-Up Fixed GLWB Rider) – Provided all conditions are met, the Great-West Secure Income Plus GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10 Contract Years. The accumulation used to determine the guaranteed minimum amount is disclosed in a Rate Sheet Supplement in effect when you purchase your Contract.

Guarantee Benefit Fee – The fee associated with the Income Strategy and GLWB Riders. The Guarantee Benefit Fee may be referred to as the GLWB Rider Fee.

Guaranteed Annual Withdrawal (GAW) – For purposes of a GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s).

Guaranteed Annual Withdrawal Payment Date (GAW Payment Date) – The day of the month in which Installments are paid. You may change your GAW Payment Date only by Request. Changes to your GAW Payment Date will not take effect for a minimum of three weeks from the date we receive your Request.

Guaranteed Annual Withdrawal Percentage (GAW%) – The percentage of the Benefit Base that determines the amount of the GAW. The GAW% applicable to new Contract purchases is set forth in a Rate Sheet Supplement to this Prospectus applicable on the date the Contract is issued.

Guaranteed Annual Withdrawal (GAW) Phase – The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.

Guaranteed Lifetime Withdrawal Benefit (GLWB) – A payment option offered by a GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) can receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW.

Income Strategy – Assets allocated to the Sub-Account associated with an optional GLWB Rider attached to the Contract.

Income Strategy Account Value – The sum of the values of the Sub-Accounts in the Income Strategy credited to the Owner under the Annuity Account. The Income Strategy Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.

Initial Installment Date – The date of the first Installment under a GLWB, which must be a Business Day.

Installments – Periodic payments of the GAW.

Interest Rate Reset – During the GAW Phase of the T-Note Tracker GLWB Rider, an increase in the current GAW if the calculation results in a greater GAW than the current GAW on the Ratchet Date.

Investment Strategy – Assets allocated to the Sub-Accounts not associated with an optional GLWB Rider attached to the Contract.

Investment Strategy Account Value – The sum of the values of the Sub-Accounts in the Investment Strategy credited to the Owner under the Annuity Account. The Investment Strategy Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.

Joint GAW% – The GAW% used with any GLWB Rider if there are two Covered Persons. The Joint GAW% applicable to new Contract purchases is set forth in a Rate Sheet Supplement to this Prospectus.

Mortality and Expense Risk Charge (M&E Charge) – An amount deducted from your Annuity Account Value at the end of each valuation period to compensate Great-West for bearing certain mortality and expense risks under the Contract.

Non-Qualified Annuity Contract – An annuity Contract which is not intended to satisfy the requirements of Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Non-Qualified Annuity Contract.

Owner (Joint Owner) or You – The person or persons named in the Contract who is entitled to exercise all rights and privileges under the Contract while the Annuitant is living. The Owner must be age 80 or younger at the time the Contract is issued. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Owner intends to hold the Contract as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person, an IRA custodian or trustee, or a Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Grantor(s). If the Owner is an IRA custodian or trustee, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Underlying IRA Holder.

Payout Election Date – The date chosen for annuity payouts or periodic withdrawals to begin from the Investment Strategy. The Payout Election Date must occur before the Annuitant’s 99th birthday.

Portfolio – A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested. For convenience, the Investment Strategy Portfolios and the Income Strategy Covered Funds may be referred to as Portfolios in this prospectus.

Premium Tax – A tax that a state or other governmental authority charges. It might be assessed at the time you make a Contribution, make withdrawals, or when annuity payments begin. The Premium Tax rate in New York for annuities is 0% given the total mix of Great-West’s business in New York.

Qualified Annuity Contract – An annuity contract that is intended to qualify under Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Qualified Annuity Contract.

Ratchet – For purposes of a GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.

Ratchet Date – During the GLWB Accumulation Phase, the Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. An Interest Rate Reset may also occur on the Ratchet Date during the GAW Phase. If any anniversary is a non-Business Day, the Ratchet Date will be the following Business Day for that year.

Rate Sheet Supplement – Supplements to the Prospectus which we periodically file with the SEC that detail and modify certain rates associated with the GLWB Riders for new Contract purchases. Rate Sheet Supplements will disclose the

GAW% and the Joint GAW% for all GLWB Riders applicable for a specified range of dates. Great-West will provide a minimum of 10 days prior notice of new rates declared in Rate Sheet Supplements.

Request – Any written, telephoned, electronic or computerized instruction in a form satisfactory to Great-West that the Retirement Resource Operations Center receives from you, your designee (as specified in a form acceptable to Great-West) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Great-West before it is processed. A written Request will be deemed to include electronic mail transmissions only if: such transmissions include PDF or other facsimile transmissions clearly reproducing the manual signature, and; such transmission is sent to the designated address for the Retirement Resource Operations Center.

Retirement Resource Operations Center – You may write to us at P.O. Box 173920 Denver, CO 80217-3920; call us toll free at (877) 723-8723; or email us at rrocrequest@greatwest.com.

Series Account – Variable Annuity-2 Series Account, the segregated asset account established by Great-West under New York law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.

Spouse – A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.

Sub-Account – A division of the Series Account containing the shares of a Portfolio in the Investment Strategy, the Income Strategy, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements.

Surrender Value – Your Annuity Account Value on the Transaction Date of the surrender, less any Withdrawal Charge, Premium Tax, and other taxes.

T-Note Tracker GLWB Rider – Provided all conditions are met, the T-Note Tracker GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a floating schedule that varies the GAW% based on the age of the Covered Person(s) and the 10-Year Treasury Yield.

Transaction Date – The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Transfer – Moving amounts from and among the Sub-Account(s).

Underlying IRA Holder – The natural person who is treated under the Code as having a beneficial interest in the assets of a custodial or trusteed IRA account. All Underlying IRA Holders must be individuals.

Withdrawal Charge – The amount we deduct from premature surrenders or partial withdrawals. The charge applies to amounts withdrawn and varies depending upon the age of the Contribution withdrawn. The Withdrawal Charge is also known as a deferred sales load or contingent deferred sales charge.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted.

Owner Transaction Expenses

Sales Load Imposed on Purchases	None

Withdrawal Charge
Age of Contribution (being withdrawn)	Withdrawal Charge (as a percentage of the Contribution being withdrawn)
Less than one year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	4%
5 years old or older	0%

Exchange Fee	None
Maximum Transfer Fee*	$15
* Currently, we do not charge a fee for Transfers. We reserve the right to impose a Transfer Fee up to the stated amount for Transfers in excess of 12 per year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Fee		None

Series Account Annual Expenses (% of average Annuity Account Value)	Maximum	Current
Mortality and Expense Risk Charges	1.20%	1.20%
Total Series Account Annual Expenses	1.20%	1.20%

Optional GLWB Rider Fees Optional Guaranteed Lifetime Withdrawal Benefit Riders (with charges assessed quarterly, as a percentage of the current Benefit Base)	Maximum	Current
Great-West Secure Income Plus GLWB Rider (formerly the Roll-Up Fixed GLWB Rider)	2.25%	1.30%
Great-West Secure Income Max GLWB Rider (formerly the Enhanced Withdrawal Fixed GLWB Rider)	2.25%	1.20%
Great-West Secure Income Foundation GLWB Rider (formerly the Lifetime Income Lock Fixed GLWB Rider)	1.50%	0.90%
T-Note Tracker GLWB Rider	1.50%	0.65%

The next item shows the minimum and maximum total operating expenses charged by the Portfolios, before waivers and reimbursements, that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum

(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.46%	6.43%

1 Several of the Portfolios (the Great-West Profile Funds, the Great-West Lifetime Funds, and the Great-West SecureFoundation Balanced Fund) are “funds of funds” that invest substantially all of their assets in shares of other Great-West Funds, portfolios in the same group of investment companies as Great-West Funds, Inc., and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Great-West Profile Funds,

Great-West Lifetime Funds, and Great-West SecureFoundation Balanced Fund also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Great-West Profile Funds, the Great-West Lifetime Funds, and Great-West SecureFoundation Balanced Fund as a result of their investment in shares of one or more Underlying Portfolios.

THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, Series Account annual expenses, and Portfolio fees and expenses.

Investment Strategy Example. The Example below assumes that you invest $10,000 in the Investment Strategy of the Contract (and nothing in the Income Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge and the maximum fees and expenses of any of the Portfolios in the Investment Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$1,393.00	$2,885.00	$4,370.00	$8,629.00

(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$763.00	$2,345.00	$4,010.00	$8,629.00

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.

Income Strategy – Maximum Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$1091.00	$1,999.00	$2,926.00	$5,892.00

(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$461.00	$1,459.00	$2,566.00	$5,892.00

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.

Income Strategy – Current Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge, current Guarantee Benefit Fee, and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$996.00	$1,709.00	$2,435.00	$4,865.00

(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$366.00	$1169.00	$2,075.00	$4,865.00

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.

These Examples do not show the effect of premium taxes. Premium taxes (currently 0% given the total mix of Great-West’s business in New York) are deducted from Contract Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract, nor do they include the impact of Transfer fees should Great-West in the future exercise its right to impose such fees.

The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See Charges and Deductions below.

Condensed Financial Information

Because the Contracts are new, we have no condensed Sub-Account financial information to report. In the future we will provide a table that shows selected information concerning accumulation units for each Sub-Account. An accumulation unit is the unit that we use to calculate the value of your interest in a Sub-Account.

Summary

The Great-West Smart Track® II - 5 Year Variable Annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (the Sub-Accounts). The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Annuity Account Value could be less than the total amount of your Contributions.

How to contact the Retirement Resource Operations Center:

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

1-877-723-8723

How to Invest

We refer to amounts you invest in the Contract as “Contributions.” The minimum initial Contribution is $10,000. Additional Contributions to the Investment Strategy can be made at any time before you begin receiving annuity payments or taking periodic withdrawals.

The minimum subsequent Contribution is $500 (or $100 if investing via an Automatic Bank Draft Plan, if available). However, total Contributions may not exceed $1,000,000 without prior approval from Great-West. We reserve the right to accept lower minimum initial or subsequent Contributions or accept larger maximum total Contributions. The Contract is a long-term investment and is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Code or may expose you to a Withdrawal Charge or tax penalties.

You may purchase the Great-West Smart Track® II - 5 Year Variable Annuity through a 1035 Exchange of another insurance contract.

Withdrawal Charge

Full surrenders or partial withdrawals of your Annuity Account Value may be subject to the Withdrawal Charge. For purposes of calculating the Withdrawal Charge, we deem the oldest Contributions to be withdrawn first and Contributions to be withdrawn before earnings. For more information, please see Charges and Deductions below.

Right to Cancel Period

After you receive your Contract, you may examine it for up to 10 days, during which time you may cancel your Contract as described in more detail in this Prospectus. The money you contribute to the Contract will be invested at your direction. If you purchase the Contract as a replacement of an existing life insurance or annuity contract, your right to cancel period will be extended to 60 days. We will not deduct a Withdrawal Charge from the amount returned during the right to cancel period. You assume the risk of any market drop on Contributions you allocate to the Sub-Accounts.

Allocating Your Contributions

The Series Account consists of two strategies: the Investment Strategy (relating to the base Contract) and the Income Strategy (relating to the optional Guaranteed Lifetime Withdrawal Benefit Riders). When you make a Contribution, you choose how your Contributions are allocated between the Portfolios in the Investment Strategy and the Covered Fund(s) in the Income Strategy. The Investment Strategy consists of a wide variety of Portfolios, allowing you to select among Sub-Accounts that invest in different asset classes and which utilize different investment advisers. The Income Strategy currently has several Covered Funds, which allow you to allocate Contributions to one of the Guaranteed Lifetime Withdrawal Benefit Riders.

Guaranteed Lifetime Withdrawal Benefit Rider Options

The Contract offers four Guaranteed Lifetime Withdrawal Benefit Rider options:

(1) the Great-West Secure Income Plus GLWB Rider (formerly the Roll-Up Fixed GLWB Rider);

(2) the Great-West Secure Income Max GLWB Rider (formerly the Enhanced Withdrawal Fixed GLWB Rider);

(3) the Great-West Secure Income Foundation GLWB Rider (formerly the Lifetime Income Lock Fixed GLWB Rider); and

(4) the T-Note Tracker GLWB Rider.

Each GLWB Rider calculates the Guarantee Benefit Fee as a percentage of the Benefit Base, but offers different features and different methods of calculating the GAW%. One or more GLWB Riders may not be available at all times or through all financial intermediaries.

Provided all conditions are met, the Great-West Secure Income Plus GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10 Contract Years. The accumulation credit applicable to new Contract sales is disclosed in a Rate Sheet Supplement.

Provided all conditions are met, the Great-West Secure Income Max GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). You may receive a higher GAW% for Rider Contributions older than 5 years. The distribution credit applicable to new Contract sales is disclosed in a Rate Sheet Supplement.

Provided all conditions are met, the Great-West Secure Income Foundation Lifetime Income Lock Fixed GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).

Provided all conditions are met, the T-Note Tracker GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a floating schedule that varies the GAW% based on the age of the Covered Person(s) and the 10-Year Treasury Yield.

The GAW%, Joint GAW%, accumulation credit, and distribution credit applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you purchased your Contract. In order to receive the disclosed GAW%, Joint GAW%, accumulation credit (for the Great-West Secure Income Plus GLWB Rider), or distribution credit (for the Great-West Secure Income Max GLWB Rider), your application must be received by us in good order within the time period stated in the Rate Sheet Supplement. Terms reflected in Rate Sheet Supplements that were not in effect at such time will not apply to your Contract. You may contact us at the Retirement Resource Operations Center for a Rate Sheet Supplement applicable to your Contract.

All guarantees are subject to the claims paying ability of Great-West.

Payout Options

The Great-West Smart Track® II - 5 Year Variable Annuity offers three payout options: (1) periodic withdrawals; (2) variable annuity payouts; or (3) a single, lump-sum payment.

Prior to the Annuity Commencement Date, you can withdraw all or a part of your Annuity Account Value. Full or partial withdrawals may be subject to the Withdrawal Charge. Certain withdrawals will normally be subject to federal income tax and may also be subject to a federal penalty tax. You may also pay a Premium Tax upon a withdrawal.

Death Benefit

If the Owner dies before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary. If the Owner dies before the entire value of the Contract is distributed, we will distribute the remaining value according to the rules outlined in the Death Benefit section below.

The amount of the Death Benefit will be the greater of:

•	the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or
•	the sum of Contributions applied to the Contract in both the Investment Strategy and the Income Strategy, as of the date the Request for payment is received, less the proportionate impact of any Distributions, partial or periodic withdrawals and Premium Tax, if any.

For a full description of the circumstances under which we pay the Death Benefit, please see Distribution of Death Benefit below.

This summary highlights some of the more significant aspects of the Great-West Smart Track® II - 5 Year Variable Annuity. You’ll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference.

Great-West Life & Annuity Insurance Company of New York

Great-West (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. We operate in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York and our Home Office is located at 50 Main Street, White Plains, New York 10606.

We are a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. (“Lifeco”), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Financial is a subsidiary of Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

Effective December 31, 2005, First Great-West Life & Annuity Insurance Company (“First Great-West”), a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of First Great-West, including the Series Account, and it became directly liable for First Great-West’s liabilities and obligations, including those with respect to other variable annuity contracts supported by the Series Account. Effective September 24, 2012, First Great-West Life & Annuity Insurance Company was then renamed Great-West Life & Annuity Insurance Company of New York.

The Series Account

We established the Series Account in accordance with New York law on September 23, 1989.

The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other businesses. Our obligations under the Contracts and other products are, however, our general corporate obligations.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Your Contributions under the Contract are held in the Series Account. The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new Sub-Accounts or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.

We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

All guarantees are subject to the claims paying ability of Great-West.

The Portfolios

The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios. You should read the Portfolios’ prospectuses in connection with this Prospectus. You may obtain a copy of the Portfolios’ prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of that Portfolio’s prospectus.

Each Portfolio:

•	holds its assets separately from the assets of the other Portfolios;
•	has its own distinct investment objectives and policies; and
•	operates as a separate investment fund.

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. Not all Portfolios or Covered Funds will be available at all times or through all financial intermediaries. You should speak with your financial advisor about the Portfolios and Covered Funds available to you.

Some of the Portfolios have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ.

Payments We Receive. Some of the Portfolios’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Portfolios. Such compensation is typically a percentage of Series Account assets invested in the relevant Portfolio and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Contract, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Portfolios for providing distribution related services related to shares of Portfolios offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Portfolio.

Such payments and fees create an incentive for us to offer Portfolios (or classes of shares of Portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a Portfolio (or class of shares of a Portfolio) as an investment option under the Contract. Other available investment portfolios (or other available classes of shares of the Portfolios) may have lower fees and better overall investment performance than the Portfolios (or classes of shares of the Portfolios) offered under the Contract.

If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Portfolios and their related companies may pay the intermediary for services provided with regard to the sale of Portfolio shares to the Sub-Accounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Sub-Accounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Contract or visit your financial intermediary’s website for more information.

Portfolio Investment Objectives. The investment objectives of the Portfolios available under the Investment Strategy are briefly described below followed by the investment objective of the Covered Funds available under the Income Strategy:

The Alger Portfolios, Inc. – advised by Fred Alger Management, Inc.

Alger Small Cap Growth Portfolio (Class I-2) seeks long term capital appreciation.*

Alger SMid Cap Growth Portfolio (Class I-2) seeks long term capital appreciation.*

ALPS Variable Investment Trust – advised by ALPS Advisors, Inc.

ALPS/ Alerian Energy Infrastructure Portfolio (Class III) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index.

ALPS/ Red Rocks Listed Private Equity Portfolio (Class III) seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.

American Century Variable Portfolios, Inc. – advised by American Century® Investment Management, Inc.

American Century Investments VP Inflation Protection Fund (Class II) pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Investments VP Mid Cap Value Fund (Class II) seeks long-term capital growth. Income is a secondary objective.

American Century Investments VP Value Fund (Class II) seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series – advised by Capital Research and Management Company.

American Funds Insurance Series International Fund (Class 4) seeks long-term growth of capital.

American Funds Insurance Series New World Fund (Class 4) seeks long term capital appreciation.

BlackRock Portfolios – advised by BlackRock Advisors, LLC.

BlackRock Global Allocation V.I. Fund (Class III) seeks high total investment return.

BlackRock High Yield V.I. Fund (Class III) seeks to maximize total return, consistent with income generation and prudent investment management.

Clearbridge Variable Funds – advised by Legg Mason Partners Fund Advisor, LLC.

Clearbridge Variable Small Cap Growth Portfolio (Class II) seeks long-term growth of capital.

Delaware VIP Trust – managed by Delaware Management Company.

Delaware VIP Emerging Markets Series (Service Class) seeks long term capital appreciation.

Delaware VIP International Value Equity Series (Service Class) seeks long-term growth without undue risk to principal.

Delaware VIP REIT Series (Service Class) seeks maximum long-term total return, with capital appreciation as a secondary objective.

Delaware VIP Small Cap Value Series (Service Class) seeks capital appreciation.

Deutsche Variable Series I – advised by Deutsche Investment Management Americas, Inc.

Deutsche Capital Growth VIP (Class B) seeks to provide long-term growth of capital.

Deutsche Global Small Cap Growth VIP (Class B) seeks above-average capital appreciation over the long term.

Dreyfus Investment Portfolios – advised by The Dreyfus Corporation.

Dreyfus Investment Portfolios Technology Growth Portfolio (Service Shares) seeks capital appreciation.*

Dreyfus Variable Investment Fund – advised by The Dreyfus Corporation.

Dreyfus Variable Investment Fund Appreciation Portfolio (Service Shares) seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.*

Eaton Vance Funds – advised by Eaton Vance Management.

Eaton Vance VT Floating-Rate Income Fund (Initial Class) seeks to provide a high level of current income.

Franklin Templeton Variable Insurance Products Trust – advised by Franklin Advisers, Inc.

Franklin Income VIP Fund (Class 4) seeks to maximize income while maintaining prospects for capital appreciation.

Goldman Sachs Variable Insurance Trust – advised by Goldman Sachs Asset Management, L.P.

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Advisor Shares) seeks long-term growth of capital.

Goldman Sachs VIT Strategic Income Fund (Advisor Shares) seeks total return comprised of income and capital appreciation.

Goldman Sachs VIT U.S. Equity Insights Fund (Service Shares) seeks long-term growth of capital.

Great-West Funds, Inc. – advised by Great-West Capital Management, LLC.

Great-West Ariel Mid Cap Value Fund (Initial Class) seeks long-term capital appreciation.

Great-West Bond Index Fund (Initial Class) seeks investment results that track the total return of the debt securities that comprise the Barclays U.S. Aggregate Bond Index.

Great-West Federated Bond Fund (Initial Class) seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Great-West Goldman Sachs Mid Cap Value Fund (Initial Class) seeks long-term growth of capital.

Great-West International Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.

Great-West Invesco Small Cap Value Fund (Initial Class) seeks long-term growth of capital.

Great-West Loomis Sayles Bond Fund (Initial Class) seeks high total investment return through a combination of current income and capital appreciation.

Great-West Loomis Sayles Small Cap Value Fund (Initial Class) seeks long-term capital growth.

Great-West MFS International Growth Fund (Initial Class) seeks long-term growth of capital.

Great-West MFS International Value Fund (Initial Class) seeks long-term capital growth.

Great-West Money Market Fund (Initial Class) (effective October 14, 2016, this Portfolio will be renamed the Great-West Government Money Market Fund) seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Great-West Multi-Manager Large Cap Growth Fund (Initial Class) seeks long-term growth of capital.

Great-West Multi-Manager Small Cap Growth Fund (Initial Class) seeks long-term capital appreciation.

Great-West Putnam Equity Income Fund (Initial Class) seeks capital growth and current income.

Great-West Putnam High Yield Bond Fund (Initial Class) seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Great-West Real Estate Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.

Great-West S&P 500® Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index.1

Great-West S&P Mid Cap 400® Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.1

Great-West S&P Small Cap 600® Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard’s & Poor’s SmallCap 600® Index.1

Great-West Short Duration Bond Fund (Initial Class) seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West Stock Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index and the Standard & Poor’s MidCap 400® Index, weighted according to their pro-rata share of the market.1

Great-West Templeton Global Bond Fund (Initial Class) seeks current income with capital appreciation and growth of income.

Great-West T. Rowe Price Mid Cap Growth Fund (Initial Class) seeks long-term capital appreciation.

Great-West U.S. Government Mortgage Securities Fund (Initial Class) seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile Funds – advised by Great-West Capital Management, LLC.

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.

Great-West Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments.

Great-West Conservative Profile I Fund (Initial Class) seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.

Great-West Moderately Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments and, to a lesser degree, in underlying funds that emphasize fixed income investments.

Great-West Moderate Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.

Great-West Moderately Conservative Profile I Fund (Initial Class) seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.

Great-West Lifetime Funds – advised by Great-West Capital Management, LLC.

Great-West Lifetime 2015 Fund – (Class T) (formerly Great-West Lifetime 2015 Fund III (Class T)) seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2020 Fund (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2020, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2025 Fund – (Class T) (formerly Great-West Lifetime 2025 Fund III (Class T)) seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2030 Fund (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2030, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2035 Fund – (Class T) (formerly Great-West Lifetime 2035 Fund III (Class T)) seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2040 Fund (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2040, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2045 Fund – (Class T) (formerly Great-West Lifetime 2045 Fund III (Class T)) seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2050 Fund (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2050, the Fund seeks income and, secondarily, capital growth.

Great-West Lifetime 2055 Fund – (Class T) (formerly Great-West Lifetime 2055 Fund III (Class T)) seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and, secondarily, capital growth.

Invesco Variable Insurance Funds – advised by Invesco Advisers, Inc., and sub-advised by advisory entities affiliated with Invesco Advisors, Inc.

Invesco V.I. Core Equity Fund (Series II) seeks long-term growth of capital.*

Invesco V.I. Global Real Estate Fund (Series II) seeks total return through growth of capital and current income.

Invesco V.I. Growth and Income Fund (Series II) seeks long-term growth of capital and income.

Invesco V.I. International Growth Fund (Series II) seeks long-term growth of capital.

Invesco V.I. Small Cap Equity Fund (Series II) seeks long-term growth of capital.

Ivy Funds – advised by Waddell & Reed Investment Management Company.

Ivy Funds VIP Energy seeks capital growth and appreciation.

Janus Aspen Series – advised by Janus Capital Management LLC.

Janus Aspen Series Balanced Portfolio (Service Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Series Enterprise Portfolio (Service Shares) seeks long-term growth of capital.

Janus Aspen Series Flexible Bond Portfolio (Service Shares) seeks to obtain maximum total return, consistent with preservation of capital.

JPMorgan Insurance Trust – advised by JPMorgan Investment Advisors, Inc.

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 2) seeks long-term capital growth.

Lord Abbett Portfolios – advised by Lord, Abbett & Co. LLC.

Lord Abbett Series Developing Growth Portfolio (Class VC) seeks long term growth of capital.

MFS Variable Insurance Trust II Portfolios – advised by Massachusetts Financial Services Company.

MFS VIT II Blended Research Core Equity Portfolio (Service Class) seeks capital appreciation.

MFS VIT II Technology Portfolio (Service Class) seeks capital appreciation.

Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Management LLC.

Neuberger Berman AMT Socially Responsive Portfolio (S Class) seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Oppenheimer Funds – advised by OFI Global Asset Management, Inc.

Oppenheimer Main Street Small Cap Fund VA (Service Class) seeks capital appreciation.

PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC.

PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) seeks maximum real return, consistent with prudent investment management.

PIMCO VIT Long-Term U.S. Government Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Advisor Class) seeks maximum real return consistent with preservation of real capital and prudent investment management.

PIMCO VIT Short-Term Portfolio (Advisor Class) seeks maximum current income, consistent with preservation of capital and daily liquidity.

PIMCO VIT Total Return Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

Putnam Variable Trust – advised by Putnam Investment Management, LLC.

Putnam VT Absolute Return 500 Fund (Class IB) seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Putnam VT American Government Income Fund (Class IB) seeks high current income with preservation of capital as its secondary objective.

Putnam VT Capital Opportunities Fund (Class IB) seeks long-term growth of capital.

Putnam VT Global Asset Allocation Fund (Class IB) seeks long-term return consistent with preservation of capital.

Putnam VT Global Equity Fund (Class IB) seeks capital appreciation.

Putnam VT Growth & Income Fund (Class IB) seeks capital growth and current income.

Putnam VT Growth Opportunities Fund (Class IB) seeks capital appreciation.

Putnam VT Income Fund (Class IB) seeks high current income consistent with what Putnam Investments, LLC believes to be prudent risk.

Putnam VT International Equity Fund (Class IB) seeks capital appreciation.

Putnam VT International Growth Fund (Class IB) seeks long-term capital appreciation.

Putnam VT International Value Fund (Class IB) seeks capital growth. Current income is a secondary objective.

Putnam VT Investors Fund (Class IB) seeks long-term growth of capital and any increased income that results from this growth.

Putnam VT Research Fund (Class IB) seeks capital appreciation.

Putnam VT Small Cap Value Fund (Class IB) seeks capital appreciation.

Putnam VT Voyager Fund (Class IB) seeks capital appreciation. Effective on or about 11/21/2016, this fund will merge into the Putnam VT Growth Opportunities Fund.

T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc.

T. Rowe Price Blue Chip Growth Portfolio (Class II) seeks long-term capital growth; income is a secondary objective.

T. Rowe Price Health Sciences Portfolio II seeks long-term capital appreciation.

VanEck VIP Trust – advised by Van Eck Associates Corporation.

VanEck VIP Global Hard Assets Fund (Class S) seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The investment objective of each Covered Fund available under the Income Strategy is briefly described below.

Great-West Funds, Inc. – advised by Great-West Capital Management, LLC.

Great-West Conservative Profile I Fund (Initial Class) seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.

Great-West Moderate Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.

Great-West Moderately Conservative Profile I Fund (Initial Class) seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.

Great-West SecureFoundation® Balanced Fund (Class L) seeks long-term capital appreciation and income.

* The Sub-Account investing in this Portfolio is closed to new Contributions and incoming Transfers.

1 Standard & Poor’s, S&P 500 Composite Index, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Funds, Inc. and Great-West Life & Annuity Insurance Company and its affiliates. The Funds that track those indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of using any index.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios

Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current prospectuses of the Portfolios, which can be obtained from the Retirement Resource Operations Center. You may also visit www.greatwestst5.com.

You should read the Portfolios’ prospectuses carefully before making any decision concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution of Sub-Accounts

Great-West selects the Portfolios offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the Portfolio or an affiliate of the Portfolio will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Portfolio, its investment adviser, or its distributor. For more information on such compensation, see “Payments We Receive,” above. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include Portfolios based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected Portfolios of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.

Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new Sub-Accounts or to eliminate existing Sub-Accounts.

Great-West periodically reviews each Portfolio and reserves the right to discontinue the offering of any Portfolio if we determine the Portfolio no longer meets one or more of the criteria, or if the Portfolio has not attracted significant allocations. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio’s elimination. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.

Application and Initial Contributions

The first step to purchasing the Great-West Smart Track® II - 5 Year Variable Annuity is to complete your Contract application and submit it with your initial minimum Contribution of $10,000. You can make initial Contributions by check (payable to Great-West), by transferring amounts from an eligible brokerage account, or by other method approved by Great-West. You also may purchase the Contract through a 1035 Exchange provided that the contract you are exchanging for the Great-West Smart Track® II - 5 Year Variable Annuity has a cash value of at least $10,000.

The Contract application and any initial Contributions made by check should be sent to the Retirement Resource Operations Center.

If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.

If your application is incomplete, we will contact you by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.

Great-West reserves the right to lower the minimum initial Contribution.

Right to Cancel Period

During the 10 day right to cancel period, you may cancel your Contract. If you exercise your right to cancel, you must return the Contract to Great-West or to the representative from whom you purchased it. The Contract will be void from the start and Great-West will refund your Annuity Account Value as of the Transaction Date the Request for cancellation is received. If the Contract is issued as a replacement of existing life insurance or annuity coverage, the right to cancel period is extended to 60 days from the date of receiving it. The amount returned during the right to cancel period will not be subject to a Withdrawal Charge.

During the right to cancel period, Contributions will be allocated to the Sub-Accounts you select on your application, and you may change your Sub-Account allocations and your allocation percentages. We will refund your Annuity Account Value, plus any charges and fees, as of the Transaction Date we received your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance, which means you bear the investment risk until we receive your Contract and notice of cancellation.

After the right to cancel period, we allocate Contributions to the Annuity Account in the proportion Requested by the Owner. If there are no allocation instructions accompanying a subsequent Contribution, then allocations will be made in accordance with the standing allocation instructions you provided with your application. Allocations will be effective upon the Transaction Date.

Subsequent Contributions

Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions to the Investment Strategy or the Income Strategy at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. (Subsequent Contributions to the Income Strategy may be permitted during the GAW Phase, depending on the terms of your GLWB Rider. See Guaranteed Lifetime Withdrawal Benefit, Subsequent Contributions to Your Covered Fund(s), below.) Additional Contributions must be at least $500 (or $100, if made via an Automatic Bank Draft Plan, if available). Total Contributions may exceed $1,000,000 only with our prior approval.

You can make subsequent Contributions by check, Automatic Bank Draft Plan (if available), transfers from your brokerage account or other method approved by Great-West. If you make subsequent Contributions by check, your check should be payable to Great-West.

You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Retirement Resource Operations Center at Great-West if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.

If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until your bank notifies us that your check has cleared.

Great-West reserves the right to cease accepting Contributions at any time at its discretion, as well as the right to modify the limitations set forth in this section.

Annuity Account Value

Before the Annuity Commencement Date, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all Accumulation Units credited to you for each Sub-Account. Initially, the value of each Accumulation Unit was set at $10.00.

Each Sub-Account’s value prior to the Payout Election Date is equal to:

•	Contributions allocated to the corresponding Sub-Account;
•	plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results;
•	minus the daily M&E Charge and/or quarterly Guarantee Benefit Fee;
•	minus any withdrawals or Transfers from the Sub-Account; and
•	minus any Withdrawal Charges.

The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.

The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges.

Upon allocating Contributions to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.

Each Sub-Account’s Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix A.

Transfers

While your Contract is in force, and subject to the terms of a GLWB Rider, if applicable, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Retirement Resource Operations Center, or through the Internet at www.greatwestst5.com. Incoming Transfers to closed Sub-Accounts are not permitted.

Your Request must specify:

•	the amounts being Transferred;
•	the Sub-Account(s) from which the Transfer is to be made; and
•	the Sub-Account(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future. If we choose to exercise these rights, we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.

A Transfer generally will be effective on the date the Retirement Resource Operations Center receives the Request for Transfer if received before 4:00 p.m. ET on a Business Day. Any Transfer Request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.

Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.

Market Timing and Excessive Trading

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of contract owners in the underlying Portfolios. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s portfolio securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively high cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Owners. As part of those procedures, certain of the Portfolios have instructed us to perform standardized trade monitoring, while other Portfolios perform their own monitoring and request reports of the Owner’s trading activity if prohibited trading is suspected. If an Owner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Portfolio, Great-West will notify the Owner that a trading restriction will be implemented if the Owner does not cease the prohibited trading. Some Portfolios may require that trading restrictions be implemented immediately without warning, in which case we will notify the Owner of the restriction imposed by the Portfolio(s), as applicable.

If a Portfolio determines, or, for Portfolios for which we perform trade monitoring, we determine based on the applicable Portfolio’s definition of prohibited trading, that the Owner continues to engage in prohibited trading, we will restrict the Owner from making Transfers into the identified Portfolio(s) for the period of time specified by the Portfolio(s). Restricted Owners will be permitted to make Transfers out of the identified Portfolio(s) to other available Portfolio(s). When the Portfolio’s restriction period has been met, the Owner will automatically be allowed to resume Transfers into the identified Portfolio(s).

For Portfolios that perform their own monitoring, the Series Account does not impose trading restrictions unless a Portfolio first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless a trading pattern is established. To the extent such Portfolios do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Portfolios may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. We do not enter into agreements with Owners whereby we permit prohibited trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage prohibited trading. For example, a Portfolio may impose a redemption fee. The Owner should also be aware that we are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and Transfers under your Contract) or removed from the Portfolio (including by way of withdrawals and Transfers under your Contract). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Portfolio. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any Transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in prohibited trading. In addition, our orders to purchase shares of the Portfolios are generally subject to acceptance by the Portfolio, and in some cases a Portfolio may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Portfolio is not accepted by, or is reversed by, an applicable Portfolio.

You should note that other insurance companies and retirement plans may also invest in the Portfolios and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. You should also know that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Owners and/or individual owners of variable insurance contracts. The nature of such orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Portfolios may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Portfolios will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Portfolios. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent Transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Portfolio.

Automatic Custom Transfers

Dollar Cost Averaging

You may arrange for systematic Transfers from any Investment Strategy Sub-Account to any other open Sub-Account in either the Investment Strategy or the Income Strategy. These systematic Transfers may be used to Transfer values from the Great-West Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Dollar Cost Averaging.

You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:

•	The minimum amount that can be Transferred out of the selected Sub-Account is $100;
•	You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

How dollar cost averaging works (this example is hypothetical and may not be indicative of how dollar cost averaging would work for you):

Month	Contribution	Units Purchased	Price per Unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83

Average market value per unit $18.06

Investor’s average cost per unit $16.85

In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.

You may not participate in dollar cost averaging and Rebalancer at the same time. During the Income Strategy GAW Phase, dollar cost averaging Transfers may not be made into the Income Strategy. Any dollar cost averaging Transfers into the Income Strategy that are scheduled during the GAW Phase will be automatically defaulted into the Great-West Money Market Sub-Account.

Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer

Over time, variations in each Sub-Account’s investment results will change your Sub-Account allocation percentages. Rebalancer allows you to automatically reallocate your Investment Strategy Account Value to maintain your desired Sub-Account allocation. The Income Strategy Account Value is not eligible for the Rebalancer. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Rebalancer and it is only available for assets held in the Investment Strategy.

You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

How Rebalancer works:

Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to Sub-Accounts that invest in stocks; 30% to Sub-Accounts that invest in bonds, and 10% to Sub-Accounts that invest in cash equivalents as follows:

60%-- Stocks

30%-- Large Company

15%-- Small Company

15%-- International

30%-- Bonds

10%-- Cash

Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the Sub-Account allocation of the above hypothetical plan to look like this:

75%-- Stocks

35%-- Large Company

20%-- Small Company

20%-- International

20%-- Bonds

5%-- Cash

Rebalancer automatically reallocates your Annuity Account Value to maintain your desired Sub-Account allocation. In this example, the Sub-Account allocations would be reallocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.

On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.

Rebalancer Transfers must meet the following conditions:

•	Your entire Investment Strategy Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers);
•	You must specify the percentage of your Investment Strategy Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time; and
•	You may not participate in dollar cost averaging and Rebalancer at the same time.

Rebalancer is not available after annuity payouts have begun. Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time.

Cash Withdrawals

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to the Retirement Resource Operations Center; however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any Withdrawal Charge, applicable Premium Tax, and other taxes. No withdrawals may be made from the Investment Strategy after the Annuity Commencement Date. If you surrender your Contract, a GLWB Rider, if elected, will terminate.

If you Request a partial withdrawal, your Annuity Account Value will be reduced by the partial withdrawal amount and the Death Benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your Death Benefit by 10%.

Numerical Example

Sum of Contract Contributions = $50,000

Annuity Account Value = $40,000

Withdrawal amount* = $4,000

New Annuity Account Value = $36,000

Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90

Guaranteed Minimum Death Benefit = ($50,000 x 0.90) = $45,000

*Withdrawal amount may be subject to the Withdrawal Charge.

Partial withdrawals are generally unlimited in frequency. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. The minimum partial withdrawal is $500.

The following terms apply to withdrawals:

•	Partial withdrawals and surrenders may be subject to the Withdrawal Charge, as described below in Charges and Deductions;
•	Partial withdrawals or surrenders from the Investment Strategy are not permitted after the Annuity Commencement Date;
•	If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days; and
•	A partial withdrawal or a surrender will be effective upon the Transaction Date.

Withdrawal Requests submitted in writing must include your original signature. If your instructions are not clear, your Request will be denied and no surrender or partial withdrawal will be processed.

If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.

We may also delay payment for any of the following reasons:

•	any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;
•	any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or
•	any other period as the Securities and Exchange Commission may by order permit for the protection of security holders.

If you have not elected a GLWB Rider, a withdrawal of your entire Annuity Account Value will terminate all of your rights under the Contract. If you have elected a GLWB Rider, at any time that your Annuity Account Value and your Benefit Base are both reduced to zero, all of your rights under the Contract and GLWB Rider will terminate.

Tax Consequences of Withdrawals

Withdrawals may be taxable—including Guaranteed Lifetime Withdrawal Benefits.

In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you Request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.

You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59 1⁄2, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal penalty tax of 10%.

Some states also require withholding for state income taxes. For details about withholding, please see Federal Tax Matters below.

Telephone and Internet Transactions

You may make Transfer Requests by telephone, fax and/or by Internet. Transfer Requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.

We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:

•	requiring some form of personal identification prior to acting on instructions;
•	providing written confirmation of the transaction; and
•	tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, at our discretion. We currently do not permit partial withdrawals or surrenders by telephone; however you may Request partial withdrawal Requests in the amount of $25,000 or less by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of $25,000 must be in writing.

Death Benefit

The amount of the Death Benefit will be the greater of:

•	the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or
•	the sum of Contributions applied to the Contract in both the Investment Strategy and the Income Strategy, as of the date the Request for payment is received, less the proportionate impact of any surrenders, partial or periodic withdrawals and Premium Tax, if any.

For a full description of the circumstances under which we pay the Death Benefit, please see Distribution of Death Benefit below. For a numerical example of the calculation of a minimum Death Benefit, including the proportionate impact of Distributions, please see the numerical example under Distribution of Death Benefit, Impact of Withdrawals on Guaranteed Minimum Death Benefit, below.

The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are Requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.

The amount of the Death Benefit will be determined as of the date payments commence. However, on the date a payout option is processed, the Annuity Account Value will be transferred to the Great-West Money Market Sub-Account unless the Beneficiary elects otherwise.

Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

•	payout in a single sum; or
•	payout under any of the variable annuity options provided under this Contract.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules, or regulations.

Ownership

The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. You may change the Owner any time before the Owner’s death unless otherwise proscribed by applicable law. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the written Request is signed, unless you specify a certain date. Any change is subject to any payout or other action we have taken before recording your ownership change. A change in the Owner of the Contract will result in termination of the GLWB Rider except in certain circumstances. See Termination of the GLWB Rider below.

Grantor Trust Owned Annuity

Contracts owned by a Grantor Trust are not considered owned by a non-natural person and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts or the tax requirements applicable to individual retirement annuities or Roth individual retirement annuities if the Contract is a Qualified Annuity Contract under Section 408(b) of the Code or under Section 408A of the Code. Grantor Trust-owned Contracts receive tax deferral in accordance with the Code. Upon the death of the Grantor, the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract. We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date.

IRA Custodian or Trustee Owned Annuity

Contracts owned by an IRA custodian or trustee are not considered owned by a non-natural person and are treated as an IRA investment subject to the same tax requirements as any other IRA investment. Upon the death of the Underlying IRA Holder, the Death Benefit will be paid to the IRA pursuant to the Death Benefit provisions of the Contract. IRA custodian or trustee owned Contracts receive tax deferral in accordance with the Code provisions governing IRAs.

If the Owner is an IRA custodian or trustee, the Underlying IRA Holder must be the Annuitant and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account. If the Owner is an IRA custodian or trustee and a GLWB Rider is selected, the Underlying IRA Holder must be a Covered Person. If Joint Covered Persons are selected, the Spouse of the Underlying IRA Holder must be a Joint Covered Person and must be the designated beneficiary of the custodial or trusteed account. If the Underlying IRA Holder’s Spouse is the sole primary beneficiary of the Underlying IRA Holder’s interest in the custodial or trusteed account, the Underlying IRA Holder’s Spouse will be treated as the Beneficiary of the Contract for purposes of the GLWB Rider spousal continuation provisions.

Underlying IRA Holders should consult with a competent tax advisor regarding whether selecting a Joint Annuitant under the Contract or selecting Joint Covered Persons under a GLWB Rider is suitable for the Underlying IRA Holder’s needs. See “Guaranteed Lifetime Withdrawal Benefit” below for more information.

Because the Code provides IRA holders with tax deferral and other benefits, Great-West Smart Track® II - 5 Year Variable Annuity should not be purchased by an Underlying IRA Holder solely for tax deferral or other benefits already provided by the IRA itself.

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.

You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.

A change of Beneficiary or Contingent Beneficiary will take effect as of the date the written Request was signed, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or

Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.

If the Beneficiary is not the Owner’s surviving Spouse, she/he may elect, not later than one year after the Owner’s date of death, to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that:

•	such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary; and
•	such distributions begin no later than one year after the Owner’s date of death.

If Great-West does not receive an election from a non-Spouse Beneficiary or substantially equal installments begin later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death. The Death Benefit will be determined as of the Annuity Commencement Date.

If a corporation or other non-individual entity is entitled to receive benefits upon the Owner’s death, the Death Benefit must be completely distributed within five years of the Owner’s date of death.

A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.

Distribution of Death Benefit

Any Death Benefit payable to a Beneficiary upon the Owner’s death will be distributed as follows:

•	If the Owner’s surviving Spouse is the person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the Death Benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Strategy, then the GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Money Market Sub-Account;
•	If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, the non-Spouse individual Beneficiary may elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary; and (b) such distributions begin no later than one year after the Owner’s date of death. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Money Market Sub-Account. If Great-West does not receive an election from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death.

The Death Benefit will be determined as of the date the payouts commence.

Death of Annuitant Who is Not the Owner of the Contract

If the Annuitant Dies Before the Annuity Commencement Date

If the Owner is living and the Annuitant dies before the Annuity Commencement Date, the Contract will continue and no Death Benefit will be payable. If no Contingent Annuitant has been named and no Joint Annuitant has been named, the Owner (or the Grantor if the Owner is a Grantor Trust, or the Underlying IRA Holder if the Owner is the custodian or trustee of an IRA account) will become the Annuitant.

If the Owner names a Contingent Annuitant prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.

If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.

Death of Owner Who Is Not the Annuitant

If the Owner dies before the Annuity Commencement Date and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the

Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If the Owner dies after the Annuity Commencement Date and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

Death of Owner Who Is the Annuitant

If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If Owner/Annuitant Dies After Annuity Commencement Date

If the Owner/Annuitant dies after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.

Contingent Annuitant

While the Annuitant is living and at least 30 days prior to the Annuity Commencement Date, you may, by written Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the Request is processed, unless you specify a certain date. You are not required to designate a Contingent Annuitant.

Deferred Payment

If payment of the death benefit is deferred due to an action to recover the proceeds as defined in New York Insurance law section 3214, interest on the death benefit proceeds will be paid from the date of death of the Owner at the rate currently paid by Great-West on proceeds left on deposit under the interest settlement option.

Impact of Withdrawals on Guaranteed Minimum Death Benefit

You should be aware that Distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis.

Numerical Example

Sum of Contract and GLWB Rider Contributions = $50,000

Annuity Account Value = $40,000

Withdrawal amount* = $4,000

New Annuity Account Value = $36,000

Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90

Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)

*Withdrawal amount may be subject to the Withdrawal Charge.

The Benefit Base has no value and will not affect the Death Benefit.

Charges and Deductions

When each Contribution is made, no amounts will be deducted from it except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.

As more fully described below, charges under the Contract are assessed only as deductions for:

•	charges against your Annuity Account Value for our assumption of mortality and expense risks;
•	the Withdrawal Charge, if applicable;
•	Premium Tax, if applicable; and
•	Guarantee Benefit Fee, if applicable.

Mortality and Expense Risk Charge (M&E Charge)

The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.

To compensate us for assuming these risks, we deduct an M&E Charge from your Annuity Account Value at the end of each valuation period. This is a daily charge equal to an effective annual rate of 1.20%. We guarantee that this charge will never increase beyond 1.20%.

The M&E Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option. Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience we incur.

If the M&E Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge.

Withdrawal Charge

The Withdrawal Charge may apply to amounts you withdraw under your Contract, including periodic withdrawals and full surrenders, depending on the length of time each Contribution has been invested and on the amount you withdraw. The Withdrawal Charge is calculated as a percentage of the Contribution being withdrawn and will reduce the net withdrawal accordingly. It varies with the number of years that have elapsed since each Contribution being withdrawn was made, as set forth in the following table:

Withdrawal Charge
Age of Contribution (being withdrawn)	Withdrawal Charge (as a percentage of the Contribution being withdrawn)
Less than one year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	4%
5 years old or older	0%

For purposes of calculating the Withdrawal Charge, we deem the oldest Contributions to be withdrawn first and Contributions to be withdrawn before earnings. After the amount of all Contributions has been withdrawn, all remaining withdrawals will be free of the Withdrawal Charge.

The Withdrawal Charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the Withdrawal Charge amount. To the extent our expenses for distribution of the Contracts are not covered by the Withdrawal Charge, these expenses will be borne by our general assets, which include profits from the M&E Charge. See Distribution of the Contracts below for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Free Withdrawals

During each year, beginning on the Effective Date and renewing on each anniversary of the Effective Date, the Owner is allowed a percentage of withdrawals that are free of the Withdrawal Charge. The annual amount of free withdrawals is 10% of the sum of Contributions that are less than the surrender charge period and that were made as of the most recent Effective Date anniversary. For purposes of calculating the Withdrawal Charge on subsequent withdrawals, free withdrawals reduce the amount of the oldest remaining Contribution(s).

Installments paid during the GAW Phase reduce the free withdrawal amount. See Effect of Excess Withdrawals During the GAW Phase below.

Expenses of the Portfolios

The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio. Fees and expenses are deducted from the assets of the Portfolios and are described in each Portfolio’s prospectus.

Premium Tax

We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Currently, due to our total mix of business, our Premium Tax rate in New York for annuities is 0%. In the future, if we are required to pay Premium Taxes, we will deduct the charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from annuity payments. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in New York. No charges are currently deducted for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

Periodic Withdrawals

You may Request that all or part of the Investment Strategy Account Value be applied to a periodic withdrawal option. All Requests for periodic withdrawals must be in writing. Each periodic withdrawal amount is based on the Investment Strategy Account Value, less Premium Tax, if any, at the time of the withdrawal.

In Requesting periodic withdrawals, you must elect:

•	The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;
•	A minimum withdrawal amount of at least $100;
•	The calendar day of the month on which withdrawals will begin;
•	One of the periodic withdrawal payout options discussed below—you may change the withdrawal option and/or the frequency once each calendar year; and
•	The type of allocation of withdrawals from the Investment Strategy Sub-Accounts
•	Withdrawals may be prorated across the Investment Strategy Sub-Accounts in proportion to their assets; or
•	Withdrawals may be made from specific Investment Strategy Sub-Account(s). When the specified Investment Strategy Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you Request otherwise.

While periodic withdrawals are being received:

•	You may continue to exercise all contractual rights, except that no Contributions may be made;
•	You may keep the same Sub-Accounts as you had selected before periodic withdrawals began;
•	Charges and fees under the Contract continue to apply, including the Withdrawal Charge, which may be assessed on periodic withdrawals.

Periodic withdrawals will cease on the earlier of the date:

•	The amount elected to be paid under the option selected has been reduced to zero;
•	The Investment Strategy Account Value is zero;
•	You Request that withdrawals stop;
•	You purchase an annuity payout option; or
•	The Owner or the Annuitant dies.

We may limit the number of times you may restart a periodic withdrawal program.

Periodic withdrawals may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59 1⁄2.

If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:

Income for a specified period (at least 36 months)—You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.

Income of a specified amount (at least 36 months)—You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.

Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.

Annuity Payouts From the Investment Strategy

You can choose the date that you wish annuity payouts from the Investment Strategy to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected.

If you elect to annuitize your Contract, your annuity payouts will be based on the annuity purchase rate guaranteed in your Contract or our current annuity purchase rate, whichever results in a higher annuity payout to you.

If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 99th birthday. If the Owner does not take annuity payouts from the Investment Strategy, the entire Annuity Account Value will be annuitized at that time and any benefit under a GLWB Rider will terminate. If you have initiated Installments under a GLWB Rider, only the Investment Strategy will be annuitized.

If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Strategy Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.

The amount to be paid out will be based on the Investment Strategy Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Strategy Account Value to purchase an annuity payout option is $2,000. If your Investment Strategy Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:

Variable life annuity with guaranteed period—This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years. Upon the death of the Annuitant, the Beneficiary will receive the remaining payouts at the same interval elected by the Owner.

Variable life annuity without guaranteed period—This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.

Any other form of variable annuity payout that is acceptable to Great-West.

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts.

If you elect to receive a single sum payment, the amount paid is the Surrender Value.

Amount of First Variable Payout

The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Strategy Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. We determine the first payout under a variable annuity option by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.

For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, we may deduct the difference with interest from the next payout or payouts. If payouts were too small, we may add the difference with interest to the next payout. The interest rate used will be 3%.

Annuity Units

We determine the number of Annuity Units paid for each Sub-Account by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.

Amount of Variable Payouts After the First Payout

Payouts after the first will vary depending upon the investment performance of the Investment Strategy Sub-Accounts. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. We determine the subsequent amount paid from each Sub-Account by comparing the actual performance of the Sub-Account to the AIR.

Transfers After the Variable Annuity Commencement Date

Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Strategy Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Strategy Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.

Other Restrictions (Investment Strategy Only)

Once payouts start from the Investment Strategy under the annuity payout option you select:

•	no changes can be made in the payout option;
•	no additional Contributions to the Investment Strategy will be accepted under the Contract; and
•	no further withdrawals, other than withdrawals made to provide annuity benefits or satisfy the terms of a GLWB Rider, will be allowed.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see Federal Tax Matters below for details.

Guaranteed Lifetime Withdrawal Benefit

On any business day prior to your 85th birthday, you have the option of electing a GLWB Rider by either allocating Contributions to one or more Covered Funds in the Income Strategy at your direction, or by Transferring all or part of your Investment Strategy Account Value to one or more Covered Funds in the Income Strategy at your direction. If you exercise this option, the GLWB Rider will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met. You may elect only one GLWB Rider.

You may select from four optional GLWB Riders: the Great-West Secure Income Plus GLWB Rider (formerly the Roll-Up Fixed GLWB Rider); the Great-West Secure Income Max GLWB Rider (formerly the Enhanced Withdrawal Fixed GLWB Rider); the Great-West Secure Income Foundation GLWB Rider (formerly the Lifetime Income Lock Fixed GLWB Rider); and the T-Note Tracker GLWB Rider. The four GLWB Riders are similar in most respects except for the GAW% calculation and the Guarantee Benefit Fee; the Great-West Secure Income Plus GLWB Rider also offers an accumulation credit (as detailed below), and the Great-West Secure Income Max GLWB Rider also offers a distribution credit (as detailed below).

Generally, the fixed GLWB Riders are designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Great-West Secure Income Foundation GLWB Rider, the Great-West Secure Income Plus GLWB Rider and the Great-West Secure Income Max GLWB Rider offer additional benefits in exchange for a higher Guarantee Benefit Fee.

The T-Note Tracker GLWB Rider, which is less expensive than the fixed GLWB Riders, is sensitive to interest rate changes. For example, the T-Note Tracker GLWB Rider will be responsive to rising interest rates at the time GAWs start and provide an income stream that can increase as interest rates rise. Once GAWs have begun, the T-Note Tracker GLWB Rider is no longer affected by declining interest rates.

More information on each of the GLWB Riders is available below and in the Rate Sheet Supplement in effect on the date your Contract is issued. Unless otherwise noted, the following discussion applies to all GLWB Riders.

All guarantees are subject to the claims paying ability of Great-West. You should consult with a competent advisor regarding whether a particular GLWB Rider is suitable for your needs.

GLWB Accumulation Phase

The GLWB Accumulation Phase begins when you make a GLWB election by investing in a Covered Fund(s) in the Income Strategy. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the GLWB Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating Contributions or Transferring Investment Strategy Account Value to the Covered Fund(s) on any Business Day as long as you are younger than age 85 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.

Guarantee Benefit Fee

The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund Value no later than the 10th Business Day of the month following the calendar quarter end. The Guarantee Benefit Fee will be calculated based on your Benefit Base, subject to the Benefit Base cap, as of the date of the deduction.

The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always be greater than or equal to the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon thirty (30) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.

The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Fund(s). The current Guarantee Benefit Fee depends on the GLWB Rider you select, as follows:

GLWB Rider	Current Guarantee Benefit Fee

Great-West Secure Income Plus GLWB Rider	1.30% of the Benefit Base

Great-West Secure Income Max GLWB Rider	1.20% of the Benefit Base

Great-West Secure Income Foundation GLWB Rider	0.90% of the Benefit Base

T-Note Tracker GLWB Rider	0.65% of the Benefit Base

We reserve the right to change the frequency and amount of the Guarantee Benefit Fee at our discretion, including, but not limited to, current market conditions, Owner demand, and changes in the design, upon thirty (30) days prior written notice to you. We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. We reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change. We will never increase the fee above the maximum disclosed in the Fee Tables above. We do not need any particular event to occur before we may change the Guarantee Benefit Fee.

Any change to the fee will affect all assets in the Covered Fund(s) in the Income Strategy.

If you terminate a GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.

The Covered Fund(s)

A GLWB Rider only applies to Covered Funds that Great-West approves for use in the Income Strategy. The approved Covered Funds are described in The Portfolios above. Based on marketing, tax, investment, and other conditions, we may make new Covered Funds available to Owners at our discretion.

We may, without your consent, offer new Covered Funds or cease offering Covered Funds. We will notify you whenever the Covered Funds are changed. If a Covered Fund is closed, you will maintain your Benefit Base in that Covered Fund and all rights under a GLWB Rider unless you Transfer assets out of the Covered Funds or terminate your Contract. Great-West will complete the allocations between the Covered Funds as disclosed in the notice as of the effective date of the change. Such allocation will remain in effect until you Request a different allocation.

We limit the number and type of Covered Funds available for use in the Income Strategy to reduce our risk exposure in providing the guarantees associated with GLWB Riders. Although the Covered Funds are not managed volatility funds and do not employ a managed volatility strategy, the balanced nature of the Covered Funds may limit the return on your investment. Our selection of approved Covered Funds may create a conflict of interest, because an affiliated investment adviser manages the Covered Fund(s) and we may derive greater revenues from affiliated Covered Funds than certain other Sub-Accounts available under the Contract. Restricting the selection of approved Covered Funds may reduce the likelihood that Great-West will have to make payments under the GLWB Riders.

Covered Fund Value

Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Strategy. Your Covered Fund Value may decrease with negative market performance, deduction of the Guarantee Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guarantee Benefit Fee will be calculated based on your Benefit Base as of the date the fee is deducted each quarter.

The Benefit Base

The Benefit Base is separate from your Covered Fund Value. It is not a cash value. Rather, your Benefit Base is used to calculate your GAW during the GAW Phase and the GLWB Settlement Phase. Your Benefit Base and your Covered Fund Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value, in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during the year your Covered Fund Value may be higher or lower than the Benefit Base depending on market performance and other factors impacting the Covered Fund. Your Initial Benefit Base is the sum of all GLWB Rider Contributions initially allocated to the Covered Fund(s) in the Income Strategy on the GLWB Rider Election Date.

•	We increase your Benefit Base on a dollar-for-dollar basis each time you make a GLWB Rider Contribution to a Covered Fund(s);
•	We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal;
•	On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base (if so, your Benefit Base will then reflect positive Covered Fund performance);
•	For the T-Note Tracker GLWB Rider, on each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an Interest Rate Reset as described below results in a higher GAW Amount;
•	For the Great-West Secure Income Foundation GLWB Rider, the Great-West Secure Income Plus GLWB Rider, and the Great-West Secure Income Max GLWB Rider, on each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an age reset calculation results in a higher GAW Amount.

A few things to keep in mind regarding the Benefit Base:

•	The Benefit Base is used only for purposes of calculating your Installment Payments during the GAW Phase and the GLWB Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value;
•	It is important that you do not confuse your Benefit Base with the Covered Fund Value;
•	During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be re-calculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

Subsequent Contributions to Your Covered Fund(s)

During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. For the T-Note Tracker GLWB Rider, additional GLWB Rider Contributions may not be made after the GAW Phase begins; however, additional Contributions may be made during the GAW Phase in the Great-West Secure Income Plus GLWB Rider, the Great-West Secure Income Max GLWB Rider, and the Great-West Secure Income Foundation GLWB Rider. Any subsequent GLWB Rider Contribution is subject to any minimum investment or transfer requirements imposed by the Contract. Please see the Covered Fund(s) prospectus for more information.

All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made. Although a GLWB Rider Contribution will increase your Benefit Base, it will not automatically reset your Installment amount. Contact our office if you would like to increase Installments to your maximum allowed. We will not consider the additional purchase of shares of a Covered Fund(s) through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund Value.

If Great-West refuses to accept additional Contributions, you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.

Annual Adjustments to Your Benefit Base

During the GLWB Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:

•	your current Benefit Base; or
•	your current Covered Fund Value.

Even though your Covered Fund Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, your Benefit Base will never decrease solely due to negative Covered Fund(s) performance.

Annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.

For information on annual adjustments to your Benefit Base under the Great-West Secure Income Plus GLWB Rider, see below.

Benefit Base Cap

The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.

Excess Withdrawals

The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base Cap, any withdrawals or Transfers from your Covered Fund Value will be categorized as Excess Withdrawals. This may include Transfers from the Income Strategy Covered Fund(s) to any Investment Strategy Portfolio.

You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (Qualified Annuity Contract owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.

You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the GLWB Accumulation Phase, as this may affect your future benefits under a GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. In addition, Excess Withdrawals may be subject to the Withdrawal Charge. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.

Types of Excess Withdrawals

A Distribution or Transfer during the GLWB Accumulation Phase is considered an Excess Withdrawal. An Excess Withdrawal will reduce your Benefit Base and Covered Fund Value. A Distribution occurs when money is paid to you. A Transfer is the movement of money from one Covered Fund to any other Sub-Account, including another Covered Fund. If you Transfer any amount out of a Covered Fund, then you will be prohibited from making any Transfers into the same Covered Fund for at least ninety (90) calendar days.

Numerical Example

Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:

Covered Fund Value before the Excess Withdrawal adjustment = $50,000

Benefit Base = $100,000

Excess Withdrawal amount*: $10,000

Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000

Covered Fund Value adjustment = $40,000/$50,000 = 0.80

Adjusted Benefit Base = $100,000 x 0.80 = $80,000

*Excess Withdrawals may be subject to the Withdrawal Charge.

Fees Associated with the Covered Fund(s)

Neither the Guarantee Benefit Fee nor the mortality and expense charge will be treated as an Excess Withdrawal.

Treatment of a Distribution During the GLWB Accumulation Phase

At the time of any partial or periodic Distribution, if the Covered Person is 59 1⁄2 years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund Value and your Benefit Base (as described above).

If the Covered Person is not yet 59 1⁄2 years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.

Any Distribution made during the GLWB Accumulation Phase to satisfy any distribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding contribution limits and other tax implications.

Death During the GLWB Accumulation Phase

If an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund Value will be paid to the Beneficiary in accordance with the terms of the Contract (unless a Spouse Beneficiary makes an election to continue the Contract as provided in this section).

If a Spouse Beneficiary who was legally married to the deceased Owner under applicable law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary will become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.

A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Great-West Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the non-Spouse Beneficiary.

GAW Phase

The GAW Phase begins when you elect to receive GAWs under a GLWB Rider. The GAW Phase continues until the Covered Fund Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59 1⁄2.

To initiate the GAW Phase, you must submit a written Request to Great-West. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Great-West for Great-West to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59 1⁄2 years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to initiate the GAW Phase, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59 1⁄2 years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund Value after the Excess Withdrawal to the previous Covered Fund Value.

Because the GAW Phase cannot begin until all Covered Persons under a GLWB Rider attain age 59 1⁄2, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base. See GLWB Accumulation Phase above for more information.

Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your financial advisor or tax advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.

Calculation of Guaranteed Annual Withdrawals

Please note how the GAW is calculated because it will affect the benefits you receive under a GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.

To determine the amount of the GAW, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.

During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the GLWB Rider Election Date as it was during the GLWB Accumulation Phase.

We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is an Interest Rate Reset of the GAW%, or a reset based on the age of the Covered Person(s). See Annual Review of Your GAW% below.

To calculate the GAW, on the Initial Installment Date we multiply the Benefit Base by the GAW% contained in the Rate Sheet Supplement in effect at the time you purchased your Contract. The amount of the Installment equals the GAW divided by the number of payments per year under the Installment Frequency Option you have chosen. We may allow Installments that annually total less than the GAW.

Installments during the GAW Phase will reduce your Covered Fund Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.

Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to Joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on Joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund Value on a dollar-for-dollar basis.

Installment Frequency Options

You may elect to receive Installments on any of the following frequency periods: annually, semi-annually, quarterly, or monthly. You may Request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.

Lump Sum Distribution Option

At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.

Numerical Example of Lump Sum Distribution

Assume the following:

GAW = $4,800 with a monthly distribution of $400

Three monthly Installments have been made (3 x $400 = $1,200)

Remaining GAW = GAW – paid Installments to date = $4,800 - $1,200 = $3,600

So, a Lump Sum Distribution of $3,600 may be taken.

Suspending and Re-Commencing Installments After a Lump Sum Distribution

It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. See Effect of Excess Withdrawals During the GAW Phase described below.

After receiving a Lump Sum Distribution and suspending Installments, you must notify Great-West that you wish to recommence Installment payments for the next year. Great-West must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Great-West will not make any Installments. The Ratchet Date will not change if Installments are suspended.

The Owner is solely responsible for any adverse consequences that may result of any Distributions or withdrawals. The Owner should consult with a financial advisor prior to making any withdrawals.

Payments on Death During GAW Phase

If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Annuity Contracts

If an Owner dies after the Initial Installment date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Great-West Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the Beneficiary. If permitted by the Contract and the Code, if applicable, the Beneficiary may elect to have a new Contract issued with the Beneficiary as the sole Owner and Covered Person, in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the Beneficiary is irrevocable.

If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Annuity Contracts

Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.

To the extent the surviving Covered Person/Beneficiary becomes the sole Owner, he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.

Any election made by the Beneficiary pursuant to this section is irrevocable.

If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Annuity Contracts

If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s Beneficiary may elect to continue the Contract in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the Beneficiary is irrevocable.

If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Annuity Contracts

Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.

To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Effect of Excess Withdrawals During the GAW Phase

After the Initial Installment Date, the portion of Distributions or Transfers, that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.

If an Owner Requests a Distribution or Transfer over the telephone, Great-West will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Great-West will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Owner may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.

Numerical Example

Assume the following:

Covered Fund Value before GAW =	$55,500
Benefit Base =	$100,000
GAW% =	5.5%
GAW Amount =	$100,000 x 5.5% = $5,500
Total Annual withdrawal =	$10,500
Excess withdrawal =	$10,500 - $5,500 = $5,000
Covered Fund Value after GAW =	$55,000 - $5,500 = $50,000
Covered Fund Value after Excess Withdrawal =	$50,000 - $5,000 = $45,000
Adjustment due to Excess Withdrawal =	$45,000/$50,000 = 0.90
Adjusted Benefit Base =	$100,000 x 0.90 = $90,000
Adjusted GAW Amount =	$90,000 x 5.5% = $4,950
(Assuming no GAW increase on succeeding Ratchet Date)

Installments are not assessed Withdrawal Charges. However, during the GAW Phase, in each year beginning and ending on the anniversary of the Effective Date, the amount of free withdrawals available to the Owner will be reduced by the total amount of Installments paid. Thus, Excess Withdrawals may be subject to the Withdrawal Charge.

GLWB Settlement Phase

The GLWB Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund(s) performance, payment of the Guarantee Benefit Fee, mortality and expense fees, and/or GAWs, but the Benefit Base is still positive.

When the GLWB Settlement Phase begins, if the remaining Covered Fund Value is less than the amount of the final Installment in the GAW Phase, Great-West will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the GLWB Settlement Phase. Installments from one anniversary to the next will equal the Guaranteed Annual Withdrawal Amount.

Distributions and Transfers are not permitted during the GLWB Settlement Phase.

During the GLWB Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the GLWB Settlement Phase, the GLWB Rider will terminate and no Installments will be paid to the Beneficiary.

Divorce and the Income Strategy

Divorce During the GLWB Accumulation Phase – Non-Qualified Annuity Contracts

If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.

If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may Request that the Contract be reissued with the former Spouse as the sole Owner, otherwise the Contract and GLWB Rider will be terminated. If the Contract is so reissued, the current Benefit Base will be maintained.

If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner’s current Contract will be maintained and a new Contract will be issued to the former Spouse. The Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of issuance.

If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.

Divorce During the GLWB Accumulation Phase – Qualified Annuity Contracts

Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the

GLWB Accumulation Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.

If the Alternate Payee named in the Decree is the Owner’s Spouse during the GLWB Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree. In either situation, the Alternate Payee’s Election Date will be the date the Annuity Account is established.

To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.

Any election made by the Alternate Payee pursuant to this section is irrevocable.

If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.

Divorce During the GAW Phase – Non-Qualified Annuity Contracts

If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Great-West and provide the information that Great-West requires.

Pursuant to the agreement or Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided between the Spouses in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or Decree. The Owner may continue to receive proportional GAWs after the Annuity Accounts are split. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become and Owner and receive his or her proportional GAWs.

Pursuant to the agreement or Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint Covered Persons GAW%. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the former Spouse on the date the Annuity Accounts are split.

In the alternative, the former Spouse may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.

To the extent that the former Spouse becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Any election made by the former Spouse pursuant to this section is irrevocable.

If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.

The treatment of Non-Qualified Annuity Contracts held as an investment in a custodial IRA will be governed by the divorce Decree as it applies to the IRA.

Divorce During the GAW Phase – Qualified Annuity Contracts

Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree approved during the GAW Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.

Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.

Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.

In the alternative, the Alternate Payee may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.

To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Any election made by the Alternate Payee pursuant to this section is irrevocable.

If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.

Divorce During the GLWB Settlement Phase

If a Request is made in connection with a divorce, Great-West will divide the Installment pursuant to the terms of any settlement or divorce Decree. Installments will continue pursuant to the lives of each payee.

Termination of a GLWB Rider

A GLWB Rider will terminate upon the earliest of:

•	the date of death of the Owner if there is no surviving Covered Person;
•	the date there is no longer a Covered Person under the GLWB Rider;
•	the date the Contract is terminated;
•	the date the Covered Fund Value or Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals; or
•	the Annuitant’s 99th birthday, if no Installments have been taken.

If the GLWB is terminated, the Benefit Base, GAW and any other benefit accrued or received under the GLWB will also terminate. The Owner may not make any subsequent Transfers or GLWB Rider Contributions into the same GLWB until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date will be recorded. In such an event, the Benefit Base will be based on the current Covered Fund Value on the date the new GLWB is established.

We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of a GLWB Rider.

Guaranteed Lifetime Withdrawal Benefit Riders

You should consult with your financial adviser to assist you in determining whether a GLWB Rider is suited for your financial needs and investment risk tolerance. Adding a GLWB Rider to your Contract may not be in your interest since all conditions of the GLWB Rider must be met, an additional annual fee is imposed, and a Covered Person must remain living for you to receive certain benefits. Furthermore, a GLWB Rider contains different investment options (Covered Funds) and different investment limitations and conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if a GLWB Rider is suitable for your needs, especially at older ages.

If the Owner is an IRA custodian or trustee and Joint Covered Persons are selected, the Spouse of the Underlying IRA Holder must be the Joint Covered Person and must be the designated beneficiary of the custodial or trusteed account. Underlying IRA Holders should consult with a competent tax advisor regarding whether selecting Joint Covered Persons under a GLWB Rider is suitable for the Underlying IRA Holder’s needs.

The applicable GAW%, Joint GAW%, Accumulation Credit, and Distribution Credit are shown in the Rate Sheet Supplement in effect at the time you purchased your Contract, rather than at the time you select a GLWB Rider. If you would like more information on the GLWB Riders, the GAW%, Joint GAW%, accumulation credit, or distribution credit applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.

Great-West Secure Income Plus GLWB Rider:

Guarantee Benefit Fee = 1.30% of the Benefit Base.

Provided all conditions are met, the Great-West Secure Income Plus GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10 Contract Years, subject to the Benefit Base cap of $5 million. The accumulation credit applicable to new Contract sales is disclosed in a Rate Sheet Supplement.

The Great-West Secure Income Plus GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Great-West Secure Income Foundation GLWB Rider, the Great-West Secure Income Plus GLWB Rider offers additional benefits in exchange for a higher Guarantee Benefit Fee.

During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.

Calculation of Installment Amount

The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.

Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.

Numerical Examples of the GAW- Great-West Secure Income Plus GLWB Rider

(Withdrawal rates used in these examples are for illustration purposes only. The withdrawal rates applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you purchased your Contract.)

Scenario #1: 72-Year-Old Single Covered Person

Benefit Base = $80,000

Single GAW%: 6.00%

GAW = $4,800 ($80,000 x 6.00%)

Scenario #2: 68-Year-Old Joint Covered Person with a 63 Year Old Spouse

Benefit Base = $80,000

Joint GAW% = 3.50%

(for a 63-year old)

GAW = $2,800 ($80,000 x 3.50%)

Scenario #3: 60-Year-Old Single Covered Person

Benefit Base = $80,000

Single GAW%: 4.00%

GAW = $3,200 ($80,000 x 4.00%)

Scenario #4: 71-Year-Old Joint Covered Person with a 65 Year Old Spouse

Benefit Base = $80,000

Joint GAW% = 4.50%

(for a 65-year-old)

GAW = $3,600 ($80,000 x 4.50%)

The Great-West Secure Income Plus GLWB Rider calculates annual adjustments to your Benefit Base differently than the other GLWB Riders:

On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:

•	your current Benefit Base plus an accumulation credit; or
•	your current Covered Fund Value.

The accumulation credit is equal to the sum of A and B:

A: Greater of the accumulation credit in effect at the time your purchase your Contract times:

i. the Market Ratchet Value (the last adjustment to the Benefit Base as a result of an increase to the Covered Fund Value) adjusted for proportional withdrawals; or

ii. the sum of previous years’ Great-West Secure Income Plus GLWB Rider Contributions less proportional withdrawals.

B. the accumulation credit in effect at the time your purchase your Contract times the proportional Contributions in Ratchet Period.

In any year in which there is an Excess Withdrawal, the accumulation credit will be zero. The accumulation period begins on the Rider Election Date and ends on the earliest of:

•	the 10th anniversary after the Rider Election Date;

•	the commencement of the GAW Phase; or
•	the date the Great-West Secure Income Plus GLWB Rider terminates.

When the accumulation period ends, the accumulation credit will be zero.

Great-West Secure Income Max GLWB Rider:

Guarantee Benefit Fee = 1.20% of the Benefit Base.

Provided all conditions are met, the Great-West Secure Income Max GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Owners may receive a higher GAW% for Rider Contributions older than 5 years. The distribution credit applicable to new Contract sales is disclosed in a Rate Sheet Supplement.

The Great-West Secure Income Max GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Great-West Secure Income Foundation GLWB Rider, the Great-West Secure Income Max GLWB Rider offers additional benefits in exchange for a higher Guarantee Benefit Fee.

During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.

Calculation of Installment Amount

The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.

Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.

Numerical Examples of the GAW- Great-West Secure Income Max GLWB Rider

(Withdrawal rates used in these examples are for illustration purposes only. The withdrawal rates applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you purchased your Contract.)

Scenario #1: 72-Year-Old Single Covered Person, Starting Withdrawals within Five Years of Contribution

Benefit Base = $80,000

Single GAW%: 6.00%

GAW = $4,800 ($80,000 x 6.00%)

Scenario #2: 72-Year-Old Single Covered Person, Starting Withdrawals Five years after Contribution

Benefit Base = $80,000

Single GAW%: 7.00% (GAW% Enhanced by 1% distribution credit)

GAW = $5,600 ($80,000 x 7.00%)

Scenario #3: 68-Year-Old Joint Covered Person with a 63 Year Old Spouse, Starting Withdrawals within Five Years of Contribution

Benefit Base = $80,000

Joint GAW% = 3.50%

(for a 63-year old)

GAW = $2,800 ($80,000 x 3.50%)

Scenario #4: 60-Year-Old Single Covered Person Starting Withdrawals within Five Years of Contribution

Benefit Base = $80,000

Single GAW%: 4.00%

GAW = $3,200 ($80,000 x 4.00%)

Scenario #5: 71-Year-Old Joint Covered Person with a 65 Year Old Spouse, Starting Withdrawals Five years after Contribution

Benefit Base = $80,000

Joint GAW% = 5.50% (GAW% Enhanced by 1% distribution credit)

(for a 65-year-old)

GAW = $4,400 ($80,000 x 5.50%)

Great-West Secure Income Foundation GLWB Rider:

Guarantee Benefit Fee = 0.90% of the Benefit Base.

Provided all conditions are met, the Great-West Secure Income Foundation GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).

The Great-West Secure Income Foundation GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an age reset calculation results in a higher GAW Amount.

During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.

Calculation of Installment Amount

The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.

Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.

Numerical Examples of the GAW- Great-West Secure Income Foundation GLWB Rider

(Withdrawal rates used in these examples are for illustration purposes only. The withdrawal rates applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you purchased your Contract.)

Scenario #1: 72 Year Old Single Covered Person

Benefit Base = $80,000

Single GAW%: 6.00%

GAW = $4,800 ($80,000 x 6.00%)

Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse

Benefit Base = $80,000

Joint GAW%: 3.50% (for 63 year old)

GAW = $2,800 ($80,000 x 3.50%)

Scenario #3: 60 Year Old Single Covered Person

Benefit Base = $80,000

Single GAW%: 4.00%

GAW = $3,200 ($80,000 x 4.00%)

Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse

Benefit Base = $80,000

Joint GAW%: 4.50% (for a 65 year old)

GAW = $3,600 ($80,000 x 4.50%)

Reset of the GAW% During the GAW Phase

Annually, Great-West shall multiply the Covered Fund Value, subject to the Benefit Base Cap, as of the Ratchet Date by the Attained Age GAW% (based on your or the younger Joint Covered Person’s Attained Age on the Ratchet Date) and determine if it is higher than the current Benefit Base multiplied by the current GAW%. Great-West will then provide the Owner with the result of this calculation. Installments will not change unless Requested by the Owner. If beneficial, the current GAW% will change to the Attained Age GAW% and the Benefit Base will change to the current Covered Fund Value as of the Ratchet Date. If the reset takes effect, it will be effective on the Ratchet Date as the Ratchet Date does not change due to reset.

Example: If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date)

is greater than (Current GAW%) x (Current Benefit Base)

then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and (Covered Fund Value) = (New Benefit Base)

Numerical Example When Reset is Beneficial

Assume the following:

Age at Initial Installment Date: 60

Attained Age: 70

Covered Fund Value = $120,000

Current Benefit Base = $125,000

Current GAW% before Ratchet Date: 4%

Attained Age GAW% after Ratchet Date: 6%

(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000

(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200

So New GAW is $7,200

 New Benefit Base is $120,000

 New GAW% of 6% will take effect

Numerical Example When Reset is NOT Beneficial

Assume the following:

Age at Initial Installment Date: 60

Attained Age: 70

Covered Fund Value = $75,000

Current Benefit Base = $125,000

Current GAW% before Ratchet: 4%

Attained Age GAW% after Ratchet Date: 6%

(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000

(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500

So, because $4,500 is less than current GAW of $5,000, no Reset of the GAW% will take effect.

T-Note Tracker GLWB Rider:

Guarantee Benefit Fee = 0.65% of the Benefit Base.

Provided all conditions are met, the T-Note Tracker GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a floating schedule that varies the GAW% based on the age of the Covered Person(s) and the 10-Year Treasury Yield (“10YR”).

The T-Note Tracker GLWB Rider, which is less expensive than the fixed GLWB Riders, is sensitive to interest rate changes. For example, the T-Note Tracker GLWB Rider will be responsive to rising interest rates at the time GAWs start and provide an income stream that can increase as interest rates rise.

On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an Interest Rate Reset results in a higher GAW Amount.

During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. However, additional GLWB Rider Contributions may not be made after the GAW Phase begins.

Calculation of Installment Amount

The GAW% is based in part on the age of the Covered Person(s) as of the date we calculate the first Installment and the current 10YR as of the previous weekly closing yield as of the last Business Day of the week prior to beginning Installments. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.

Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.

Numerical Examples of the GAW- T-Note Tracker GLWB Rider

(Withdrawal rates used in these examples are for illustration purposes only. The withdrawal rates applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you purchased your Contract.)

Scenario #1: 72 Year Old Single Covered Person

10YR = 5.42%

Benefit Base = $80,000

Single GAW%: 6.05%, (See Guaranteed Annual Withdrawal % Table: Row: 5% - 5.99%; Column: 70+)

GAW = $4,840 ($80,000 x 6.05%)

Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse

10YR = 6.44%

Benefit Base = $80,000

Single GAW%: 4.55% (See Guaranteed Annual Withdrawal % Table: Row: 6% - 6.99%; Column: 59 1⁄2 - 64)

Joint GAW% = 4.095%

GAW = $3,276 ($80,000 x 4.095%)

Scenario #3: 60 Year Old Single Covered Person

10YR = 3.7%

Benefit Base = $80,000

Single GAW%: 3.0% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 59 1⁄2 - 64)

GAW = $2,400 ($80,000 x 3.0%)

Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse

10YR = 3.0%

Benefit Base = $80,000

Single GAW%: 4.00% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 65 - 69)

Joint GAW% = 3.60%

GAW = $2,880 ($80,000 x 3.6%)

Annual Review of Your GAW%

Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made either by an Interest Rate Reset or by a Ratchet. We first will determine whether an Interest Rate Reset is applicable. The longer an Owner depletes Covered Fund Value by taking Installments, the less likely an Interest Rate Reset becomes. If an Interest Rate Reset is applicable, the GAW will automatically increase to the higher GAW amount. We then will determine if a Ratchet is applicable and results in a higher GAW. If neither calculation is applicable, then no adjustment to the GAW will be made.

Interest Rate Reset

For an Interest Rate Reset, we will calculate a hypothetical GAW by multiplying the Covered Fund Value, subject to the Benefit Base cap, by a GAW% based on the current 10YR and the Covered Person’s age on the Initial Installment Date. We will then compare the result of that hypothetical calculation to your previous GAW to determine if the hypothetical GAW is higher than your previous GAW. If so, we will adjust the GAW to the higher amount and will adjust the Benefit Base to equal the current Covered Fund Value. An adjustment to the GAW will increase or decrease the Benefit Base.

Ratchet

We will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value. For purposes of determining whether the Ratchet is more favorable than both the current GAW and the Interest Rate Reset, we will calculate a hypothetical GAW based on the Ratchet’s adjusted Benefit Base and prior year’s GAW%. We will then compare that to the current GAW and the GAW that would result from an Interest Rate Reset, as demonstrated in the examples below.

Numerical Example #1: Interest Rate Reset is Most Beneficial (assume the following)

Prior Year GAW
Prior Benefit Base	$450,000
Prior GAW%	4.00%
Prior GAW	$18,000

Inputs to Annual Review of your GAW
Current Covered Fund Value	$445,000
Current 10YR	4.10%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals	Single
Age Withdrawals Started	65

Comparison Calculations
#1: Interest Rate Reset

First, use table below to determine Single GAW% based on current 10YR

10YR	Age 59 1⁄2 - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.50%)				4.50%
Interest Rate Reset GAW: $445,000 x 4.500%				$20,025

#2: Ratchet
Is $445,000 higher than $450,000?				No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base				NA
Ratchet GAW: NA				NA

Highest Calculation and Resulting GAW
New GAW (Greatest of Prior GAW ($18,000) and Interest Rate Reset GAW ($20,025))				$20,025
New Benefit Base				$445,000
New GAW%				4.50%

   Numerical Example #2: Ratchet is Most Beneficial (assume the following)

Prior Year GAW
Prior Benefit Base	$250,000
Prior GAW%	5.50%
Prior GAW	$13,750

Inputs to Annual Review of your GAW
Current Covered Fund Value	$275,000
Current 10YR	4.80%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals	Single
Age Withdrawals Started	65

Comparison Calculations
#1: Interest Rate Reset

First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59 1⁄2 - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.50%)				4.50%
Interest Rate Reset GAW: $275,000 x 4.500%				$12,375

#2: Ratchet
Is $275,000 higher than $250,000?	Yes
Ratchet Benefit Base: Current Covered Fund Value	$275,000
Ratchet GAW: 275,000 x 5.500%	$15,125

Highest Calculation and Resulting GAW
New GAW (Greatest of Prior GAW ($13,750), Interest Rate Reset GAW ($12,375) and Ratchet GAW ($15,125))	$15,125
New Benefit Base	$275,000
New GAW%	5.50%

   Numerical Example #3: Prior GAW is Most Beneficial (assume the following)

Prior Year GAW
Prior Benefit Base	$120,000
Prior GAW%	6.05%
Prior GAW	$7,260

Inputs to Annual Review of your GAW
Current Covered Fund Value	$100,000
Current 10YR	4.54%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals	Single
Age Withdrawals Started	71

Comparison Calculations
#1: Interest Rate Reset

First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59 1⁄2 - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.95%)				4.95%
Interest Rate Reset GAW: $100,000 x 4.950%				$4,950

#2: Ratchet
Is $100,000 higher than $120,000?				No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base				NA
Ratchet GAW: NA				NA

Highest Calculation and Resulting GAW
GAW (Greatest of Prior GAW ($7,260) and Interest Rate Reset GAW ($4,950))	$7,260
Benefit Base	$120,000
GAW%	6.05%

The applicable GAW%, Joint GAW%, Accumulation Credit, and Distribution Credit are shown in the Rate Sheet Supplement in effect at the time you purchased your Contract, rather than at the time you select a GLWB Rider. If you would like more information on the GLWB Riders, the GAW%, Joint GAW%, accumulation credit, or distribution credit applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.

Seek Tax Advice

The following discussion of the federal income tax consequences is only a brief summary of general information and is not intended as tax advice to any individual. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. You should consult a tax advisor for further information.

Federal Tax Matters

This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.

Taxation of Annuities

Section 72 of the Code governs the taxation of annuities. An owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected). Under a Grantor Trust, the Grantor, who must be a natural person, is treated as the Owner of the Contract for tax purposes. Under a custodial or trusteed IRA account, the Underlying IRA Holder, who must be a natural person, is treated as the IRA owner for tax purposes. The taxable portion of a distribution (in the form of a single sum payout, a withdrawal, a GAW payment or an annuity) is taxable as ordinary income.

Withdrawals

Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.

The IRS has not provided guidance as to the tax treatment of the charge for a GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value as a deemed withdrawal from the contract subject to current income tax to the extent the amount deemed received exceeds the investment in the Contract and, if applicable, the 10% premature distribution penalty tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.

Annuity Payouts

Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.

If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.

The taxable portion of any annuity payout is taxed at ordinary income tax rates.

Penalty Tax

There may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner reaches age 59 1⁄2;
•	Made as a result of death or disability of the Owner;
•	Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

Similar penalties are imposed on premature distributions from Qualified Annuity Contracts. For more details regarding this penalty tax and other exemptions that may be applicable, consult a competent tax advisor.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of an Owner. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above;
•	If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

Distribution at Death

For a Non-Qualified Annuity Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following two distribution rules:

•	If the Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death. If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner;
•	If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

See Required Minimum Distributions from Qualified Annuity Contracts below.

Diversification of Investments

For a Non-Qualified Annuity Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Annuity Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the excess of the Annuity Account Value over the “investment in the Contract.”

Although we may not control the investments of the Covered Fund(s) or the Portfolios, we expect that the Covered Fund(s) and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Annuity Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether the IRS will provide additional guidance on this issue and what standards that guidance may contain. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.

Multiple Contracts

All deferred, Non-Qualified Annuity Contracts that Great-West (or our affiliates) issues to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.

Withholding

Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 Exchanges

Code Section 1035 provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require you to inform us regarding the federal income tax status of the previous annuity contract.

In Revenue Procedure 2011-38, the IRS eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free exchange under Code Section 1035. The original restrictions were imposed by Revenue Procedure 2008-24, which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract would be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

•	The period of time in which cash can be withdrawn from either contract after a partial transfer has been significantly shortened from 12 months beginning on the date of the transfer to 180 days; and
•	Annuity payments that satisfy the partial annuitization rule of IRC § 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.

Assignment, Transfer or Exchange of the Contract

You may change the Owner any time before the Owner’s death, unless otherwise proscribed by applicable law. You must submit to us an original or certified copy of the assignment. Once we record the assignment, the Owner’s rights and those of the Beneficiary are subject to the assignment. We are not responsible for the validity of any assignment. An assignment of the Contract will result in termination of the GLWB Rider except in certain circumstances. See Termination of the GLWB Rider above.

The designation of an Annuitant or other Beneficiary who is not also the Owner may result in adverse tax consequences that are not discussed in this Prospectus.

Investment Income Surtax

Distributions from Non-Qualified Annuity Contracts are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Health Care and Education Reconciliation Act of 2010. The term net investment income excludes any distribution from an IRA or certain other retirement plans or arrangements. The IRS has issued regulations implementing this new provision of the law. Please consult with a competent tax advisor about the impact of the Investment Income Surtax on you.

Domestic Partnerships, Civil Unions, and Same-Sex Marriages

The Internal Revenue Service’s Revenue Ruling 2013-17 holds that for all federal tax purposes, including income, gift, and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. For federal tax purposes, the term ‘marriage’ does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated a ‘marriage’ under that state’s law. Therefore, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a competent tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

Qualified Annuity Contracts

Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code and Roth Individual Retirement Annuities under section 408A of the Code:

•	Only the Owner may be the Annuitant of the Contract;
•	Only one Owner may be established under the Contract;
•	The Contract will be established for the exclusive benefit of the Owner and the Beneficiary;
•	The entire interest of the Owner is non-forfeitable;
•	The Owner may not borrow any money under the Contract or pledge it as security for a loan;
•	The Contract is non-transferable: the Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree; and
•	Separate records will be maintained for the interest of each Owner. Great-West will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Annuity Contracts

Except in the case of a “rollover contribution” as permitted by sections 402(c), 402(e)(6), 403(a)(4), 403(b)(8) 403(b)(10) 408(d)(3) or 457(e)(16) of the Code or a Contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in § 408(k), Contributions will only be accepted if they are in cash and the total of such Contributions must not exceed the maximum as Section 219(b)(5)(A) of the Code may allow, for any taxable year, regardless of whether such Contributions are deductible by the Owner under Section 219(b)(1) of the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount as Section 219(b)(5)(B) of the Code may allow for any taxable year.

The Owner has sole responsibility for determining whether any premium payment meets applicable income tax requirements.

Required Minimum Distributions from Qualified Annuity Contracts

Required Minimum Distributions (“RMDs”) made from a GLWB Rider will only be made in a manner consistent with the required minimum distribution rules or other provisions of the Code.

It is the responsibility of the Owner to Request payments in accordance with the minimum distribution requirements of the Code. Great-West is not responsible for any penalties resulting from a failure to Request timely payments in the proper amount. The Owner must begin to take payments which satisfy the minimum distribution requirements of the Code no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1⁄2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.

During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund(s).

The Owner should consult a tax advisor regarding withdrawals to satisfy his or her RMD amount

Distributions Before Death in Qualified Annuity Contracts

Notwithstanding any provision of the Contract, Rider, or Endorsement to the contrary, the distribution of the individual’s interest in the Qualified Annuity Contract will be made in accordance with the requirements of Section 408(b)(3) of the Code and the regulations thereunder. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

The Owner’s entire interest in the non-Roth Contract must be distributed, or begin to be distributed, by the Owner’s required beginning date, which is April 1 of the calendar year following the calendar year in which the Owner reaches age

70 1⁄2. For that year, and each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the non-Roth Contract distributed in one of the following forms:

•	A single sum payment;
•	Equal or substantially equal payments no less frequently than annually over the life of the Owner;
•	Equal or substantially equal payments no less frequently than annually over the lives of the Owner and the designated Beneficiary;
•	Equal or substantially equal payments no less frequently than annually over a period not extending beyond the Owner’s life expectancy; or
•	Equal or substantially equal payments no less frequently than annually over a period not extending beyond the joint life and last survivor expectancy of the Owner and the designated Beneficiary.

All distributions made hereunder will be made in accordance with section 401(a)(9) of the Code, including the incidental death benefit requirements, and any other applicable regulations.

If payment is not to be made in the form of periodic annuity payments on an irrevocable basis (except for acceleration), the amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year will be determined under the applicable provisions of the Code and the implementing regulations.

Distributions Upon Death in Qualified Annuity Contracts

Distributions beginning before death. If the Owner dies after distribution has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

Distributions beginning after death. If the Owner dies before distribution has begun, distribution of the individual’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distribution in accordance with (1) or (2) below:

1)	If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;
2)	If the designated Beneficiary is the Owner’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70 1⁄2;
3)	If the designated Beneficiary is the Owner’s surviving Spouse, the Spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Life expectancy is computed by use of the single life table in Q&A 1 of Section 1.401(a)(9)-9 of the regulations. If distributions are being made to a surviving Spouse as the sole designated Beneficiary, such Spouse’s remaining life expectancy for a year is the number in the single life table corresponding to such Spouse’s age in each year after the calendar year of the Owner’s death. In all other cases, remaining life expectancy for a year is the number in the single life table corresponding to the Beneficiary’s age in the year following the calendar year of the individual’s death and reduced by 1 for each subsequent year.

Distribution of the Contracts

We offer the Contracts on a continuous basis through eligible broker/dealers that have entered into selling agreements with GWFS and us. Contracts are sold in New York and those other states where the Contract may lawfully be sold by licensed insurance agents who are registered representatives. Any eligible broker/dealers will be registered as broker/dealers under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and members of the Financial Industry Regulatory Authority (“FINRA”). GWFS may also offer the Contract directly to potential purchasers.

GWFS is the principal underwriter and distributor of the Contracts and is a wholly-owned subsidiary of GWL&A and an affiliate of Great-West. GWFS is registered with the SEC as a broker/dealer under the Exchange Act and is a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.

Great-West (or its affiliates, for purposes of this section only, collectively, “the Company”), in all cases as agent for GWFS, pays eligible broker/dealers compensation for the promotion and sale of the Contract. Compensation paid to eligible broker/dealers is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through a number of sources, such as fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See Payments We Receive, above. The Company pays a portion of these proceeds to eligible broker/dealers for distribution services.

As compensation for distribution services and some Contract administrative services, the Company may pay eligible broker/dealers a commission. The commission is based on a percentage of Contributions. The maximum commission that the Company will pay on the sale of the Contracts is 7.00%. In addition to this commission, the Company may also pay trailing compensation based on an annual rate of average daily Series Account assets held by a broker/dealer’s clients, ranging from zero to 1.00%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations. The amount of commissions received by an individual registered representative in connection with the sale of the Contract is determined by his or her broker/dealer. In addition, the overall compensation received by an eligible broker/dealer in connection with the sale of the Contract may be more or less than the overall compensation on similar or other products offered by that eligible broker/dealer. The amount and/or structure of the compensation may influence your registered representative or his or her broker/dealer to present the Contract over other investment alternatives. Such differences in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker/dealer. You should ask your registered representative about these differences, and how he or she and the eligible broker/dealer are compensated for selling the Contract.

Voting Rights

In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.

The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.

Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West

We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law;
•	To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account;

•	To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law;
•	To cease accepting Contributions at any time at our discretion;
•	To limit the number of Contracts that you may purchase;
•	To cease offering the Contract and/or GLWB Riders;
•	To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity;
•	To change the time or time of day that a valuation date is deemed to have ended; and
•	To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

Legal Proceedings

Currently, the Series Account is not a party to, and its assets are not subject to, any material legal proceedings. Further, Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions, or prospects of Great-West.

Legal Matters

Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Carlton Fields Jorden Burt, P.A.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Cyber Security Risks

Because our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential Owner information. Such system failures and cyber-attacks affecting us, the Portfolios or Covered Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Annuity Account Value. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of Transfer Requests, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios or Covered Funds invest, which may cause the Portfolios or Covered Funds underlying your Contract to lose value. There can be no assurance that we, the Portfolios or Covered Funds, or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for the Owner, Annuitant, and Beneficiaries.

Independent Registered Public Accounting Firm and Independent Auditors

[This section to be completed by amendment]

Available Information

You may Request a free copy of the SAI. Please direct any oral, written, or electronic Request for such documents to:

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

1-877-723-8723

rroc@greatwest.com

The SEC maintains a website (www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract, the Riders, and the Series Account.

You also can review and copy any materials filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

The SAI contains more specific information relating to the Series Account and Great-West, such as:

•	general information;
•	information about Great-West Life & Annuity Insurance Company of New York and the Variable Annuity-2 Series Account;
•	calculation of annuity payouts;
•	services;
•	withholding; and
•	financial statements.

Appendix A — Net Investment Factor

The Net Investment Factor is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus

2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current Valuation Period, plus or minus

3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Sub-Account, and

(b) is the result of:

1) the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period; plus or minus

2) the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding Valuation Period; and

(c) is an amount representing the M&E Charge of 1.20% deducted from each Sub-Account on a daily basis.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.

The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.

App A - 1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

VARIABLE ANNUITY-2 SERIES ACCOUNT

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY

Individual Flexible Premium Deferred

Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company of New York

489 Fifth Ave., 28th Floor

New York, NY 10017

Telephone: (800) 537-2033

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated [Month/ Day], 2016, which is available without charge by contacting the Retirement Resource Operations Center, P.O. Box 173920, Denver, Colorado 80217-3920 or at 1-877-723-8723.

The date of this Statement of Additional Information is

[Month, Day], 2016

GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

AND VARIABLE ANNUITY-2 SERIES ACCOUNT

Great-West Life & Annuity Insurance Company of New York (the “Company”) (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York. It was qualified to do business on June 7, 1971. The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a Colorado stock life insurance company. GWL&A is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-2 Series Account (the “Series Account”) are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account.

CALCULATION OF ANNUITY PAYMENTS

Variable Annuity Payout Options

The Company converts the Accumulation Units for each Investment Strategy Sub-Account held by you into Annuity Units at their values determined as of the end of the valuation period which contains the Annuity Commencement Date. The number of Annuity Units paid for each Investment Strategy Sub-Account is determined by dividing the amount of the first payment by the Annuity Unit value on the first valuation date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for an Investment Strategy Sub-Account remains fixed during the Annuity Payment Period.

The first payment under a variable annuity payout option will be based on the value of each Investment Strategy Sub-Account on the first valuation date preceding the Annuity Commencement Date. We will determine it by applying the appropriate rate to the amount applied under the payout option. Payments after the first will vary depending upon the investment experience of the Investment Strategy Sub-Accounts. The subsequent amount paid is determined by multiplying (a) by (b) where (a) is the number of Annuity Units to be paid and (b) is the Annuity Unit value on the first valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payments for each Investment Strategy Sub-Account.

SERVICES

A.	Safekeeping of Series Account Assets

The assets of the Series Account are held by the Company. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Series Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.

B.	Independent Registered Public Accounting Firm and Independent Auditors

[This section to be completed by amendment]

C.	Principal Underwriter

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly-owned subsidiary of GWL&A and an affiliate of the Company. GWFS is a Delaware corporation registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued from birth to age 80.

WITHHOLDING

Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient’s election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient’s election if the recipient fails to supply the Company with a taxpayer identification number (“TIN”) (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

FINANCIAL STATEMENTS

The financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Contracts is affected solely by the investment results of the Series Account.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

The balance sheets of Great-West Life & Annuity Insurance Company of New York (“Great-West” or the “Depositor”) as of December 31, 2015 and 2014, and the related statements of income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2015, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented will be filed by amendment.

(b)	Exhibits

(1)	Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant (is incorporated by reference to exhibits filed with the Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 filed on April 29, 1997 (File No. 33-32199).

(2)	Not applicable.

(3)	Underwriting Agreement between Depositor and GWFS Equities, Inc. is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on December 21, 2011 (File No. 333-177070). Amendment to Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to N-4 Registration Statement filed on March 1, 2013 (File No. 333-177070).

(4)	(a) Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265). Form of variable annuity contract amendment is filed herewith.

(b) Form of T-Note Tracker GLWB Rider is filed herewith.

(c) Form of Great-West Secure Income Foundation GLWB Rider (formerly the Lifetime Income Lock Fixed GLWB Rider) is filed herewith.

(d) Form of Great-West Secure Income Plus GLWB Rider (formerly the Roll-Up Fixed GLWB Rider) is filed herewith.

(e) Form of Great-West Secure Income Max GLWB Rider (formerly the Enhanced Withdrawal Fixed GLWB Rider) is filed herewith.

(f) Form of Roth IRA Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 filed on October 22, 2014 (File No. 333-189440).

(g) Form of Custodial IRA Endorsement is filed herewith.

(5)	Form of variable annuity contract application is filed herewith.

(6)	(a) The Restated Charter of Depositor is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(b) Bylaws of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(7)	Not Applicable.

(8)	(a) Participation Agreement with Alger American Fund is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Initial Registration Statement on Form N-4 filed on April 16, 1997 (File No. 333-25289); amendments to Participation Agreement with Alger American Fund are incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 filed on April 15, 2002 (File No. 333-25289) and to Registration Statement on Form N-4 filed on December 21, 2011 (File No. 333-177070).

(b) Participation Agreement with ALPS Variable Investment Trust is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265); amendment to Participation Agreement with ALPS Variable Trust is filed herewith.

(c) Participation Agreement with American Century Variable Portfolios (formerly, TCI Portfolios, Inc.) is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Initial Registration Statement on Form N-4 filed on April 16, 1997 (File No. 333-25289); amendment to Participation Agreement with American Century Variable Portfolios is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 filed on April 15, 2002 (File No. 333-25289); amendment to Participation Agreement with American Century Variable Portfolios is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement with American Century Variable Portfolios is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 filed on April 16, 2010 (File No. 333-147743); Amendment to Fund Participation Agreement with American Century Variable Portfolios, Inc. is incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(d) Fund Participation Agreement with American Funds Insurance Series, First Amendment to Fund Participation Agreement with American Funds Insurance Series, Second Amendment to Fund Participation Agreement with American Funds Insurance Series, and Third Amendment to Fund Participation Agreement with American Funds Insurance Series are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(e) Participation Agreement with Delaware VIP Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 filed on March 31, 2004 (File No. 333-25289); amendment to Participation Agreement with Delaware VIP Trust is incorporated by reference to the Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 15 to the Registration Statement, filed on April 29, 2005 (File No. 333-25289); amendment to Participation Agreement with Delaware VIP Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement is incorporated by reference to Registration Statement on Form N-4 filed on December 21, 2011 (File No. 333-177070).

(f) Participation Agreement with Dreyfus Variable Investment Fund is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 filed on April 25, 2003 (File No. 333-25289); amendment to Participation Agreement with Dreyfus Variable Investment Fund is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement with Dreyfus Variable Investment Fund is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 filed on April 16, 2010 (File No. 333-147743) Amendment to Participation Agreement with Dreyfus Variable Investment Fund is incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(g) Participation Agreement with DWS Variable Series II (formerly, Scudder Variable Life Investment Fund) is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 filed on April 25, 2003 (File No. 333-25289); amendment to Participation Agreement is incorporated by reference to the Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 15 to the Registration Statement, filed on April 29, 2005 (File No. 333-25289); amendment to Participation Agreement with DWS Variable Series II is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743). Amendments to Participation Agreements with DWS Variable Series I and DWS Variable Series II are incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(h) Fund Participation Agreement with Eaton Vance Variable Trust is filed herewith.

(i) Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust, and Amendment to Fund Participation Agreement with Franklin Templeton Variable Insurance Trust are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(j) Fund Participation Agreement with Goldman Sachs Variable Insurance Trust, and Amendment to Fund Participation Agreement with Goldman Sachs Variable Insurance Trust are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(k) Participation Agreement with AIM Variable Insurance Fund (now INVESCO Variable Investment Funds, Inc.) is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Initial Registration Statement on Form N-4 filed on April 16, 1997 (File No. 333-25289); amendment to Participation Agreement with AIM Variable Insurance Fund is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).

(l) Participation Agreement with Janus Aspen Series (Institutional Class Shares) is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Initial Registration Statement on Form N-4 filed on April 16, 1997 (File No. 333-25289); amendment to Participation Agreement with Janus Aspen Series is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement with Janus Aspen Series is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 1 on Form N-4 filed on April 21, 2009 (File No. 333-147743); amendment to Participation Agreement is incorporated by reference to Registration Statement on Form N-4 filed on December 21, 2011 (File No. 333-177070).

(m) Fund Participation Agreement with JPMorgan Insurance Trust, and Amendment to Fund Participation Agreement with JPMorgan Insurance Trust are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(n) Participation Agreement with Legg Mason Partners Variable Equity Trust and Legg Mason Partners Variable Income Trust is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(o) Participation Agreement with Neuberger Berman Advisers Management Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 1 to the Registration Statement on N-4 filed on April 27, 2006 (File No. 333-130820); amendment to Participation Agreement with Neuberger Berman Adviser Management Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement is incorporated by reference to Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company pre-effective amendment No. 1 on Form N-4 filed on December 19, 2011 (File No. 333-176926).

(p) Participation Agreement with PIMCO Variable Insurance Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 filed on March 31, 2004 (File No. 333-25289); amendment to Participation Agreement with PIMCO Variable Insurance Trust is incorporated by reference to the Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 15 to the Registration Statement, filed on April 29, 2005 (File No. 333-25289); amendment to Participation Agreement with PIMCO Variable Insurance Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement is incorporated by reference to Registration Statement on Form N-4 filed on December 21, 2011 (File No. 333-177070).

(q) Participation Agreement with Van Kampen Life Investments Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s initial Registration Statement on Form N-4 filed on January 3, 2006 (File No. 333-130820); amendment to Participation Agreement with Van Kampen Life Investments Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).

(r) Participation Agreement with Van Eck Worldwide Insurance Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 1 on Form N-4 filed on April 21, 2009 (File No. 333-147743); amendment to Participation Agreement with Van Eck Worldwide Insurance Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 filed on April 16, 2010 (File No. 333-147743). Amendment to Fund Participation Agreement with Van Eck VIP Trust (f/k/a Van Eck Worldwide Insurance Trust) is incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(s) Participation Agreement between Registrant and Great-West Funds, Inc. is incorporated by reference to Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company pre-effective amendment No. 1 on Form N-4 filed on December 19, 2011 (File No. 333-176926).

(t) Participation Agreement with Registrant, Variable Annuity-1 Series Account and Putnam Variable Trust and amendments thereto are incorporated by reference to Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company pre-effective amendment No. 1 on Form N-4 filed on December 19, 2011 (File No. 333-176926).

(u) Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. and amendments thereto are incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(v) Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed on April 27, 2007 (File No. 333-52956).

(w) Form of letter from Depositor providing for limited time exchange of GLWB Riders is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 filed on June 24, 2016 (File No. 333-203265).

(9)	Opinion of Counsel and Consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(10)	(a) Written Consent of Carlton Fields Jorden Burt, P.A., is filed herewith.

(b) Written Consents of Independent Registered Public Accounting Firm and Independent Auditors will be filed by amendment.

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney for Directors Alazraki, Bernbach, A. Desmarais, P. Desmarais, Jr., Katz, Orr, Selitto, and Walsh are incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 filed on June 24, 2016 (File No. 333-203265).

Item 25. Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor

R.J. Orr	(4)	Chairman of the Board

M.D. Alazraki	Manatt, Phelps & Phillips, LLP 7 Times Square, 23rd Floor New York, NY 10036	Director

J.L. Bernbach	32 East 57th Street, 10th Floor New York, New York 10022	Director

A.R. Desmarais	(4)	Director

P.G. Desmarais, Jr.	(4)	Director

S.Z. Katz	Fried Frank Harris Shriver & Jacobson 400 E. 57th Street, 19-E New York, NY 10022	Director

T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director

J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director

B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

A.S. Bolotin	(2)	President and Chief Executive Officer

E.F. Murphy, III	(2)	President, Empower Retirement

D.L. Musto	(2)	President, Great-West Investments

R.K. Shaw	(2)	President, Individual Markets

E.P. Friesen	(2)	Chief Investment Officer, General Account

W.S. Harmon	(2)	Senior Vice President, 401(k) Standard Markets

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

D.G. McLeod	(2)	Senior Vice President, Product Management

B.P. Neese	(2)	Senior Vice President, Government Markets

K.I. Schindler	(3)	Chief Compliance Officer

R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary

K.S. Roe	(2)	Vice President and Treasurer

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)	8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 26. Persons controlled by or under common control with the Depositor or Registrant as of 12/31/2015

The Registrant is a separate account of Great-West Life & Annuity Insurance Company of New York, a stock life insurance company incorporated under the laws of the State of New York (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

(State/Country of Organization) - Nature of Business

Organizational Chart – December 31, 2015

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
59.19%% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2015 414,366,313 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 902,914,033.

Pansolo Holding Inc. owns directly 48,363,392 SVS and 48,603,392 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 534,397,312 or 59.19% of the total voting rights attached to the shares of PCC.

II. OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A. Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
67.405% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. Inc.
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (40% owned by Great-West Life & Annuity Insurance Capital, LP)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (40% owned by Great-West Life & Annuity Insurance Capital, LP II)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC II (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II)
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
55.06% - Great-West Funds, Inc.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Singer Collateral Trust V
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Securities, LLC

B. Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
67.405% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. Inc.
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
95.23% - Putnam Investments, LLC (4% owned by Putnam senior management)
100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam Holdings, LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam Retail Management Limited Partnership)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.0% - PanAgora Asset Management, Inc. (17% owned by Nippon Life Insurance Company, 3% non voting by management)
100.0% - Putnam GP Inc.

1.0% - TH Lee Putnam Equity Managers LP (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings LLC
100.0% - Putnam Investments Canada ULC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited

C. The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
67.405% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60.0% owned by GWL&A Financial Inc.)
1.0% - Great-West Life & Annuity Insurance Capital, LP II (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60.0% owned by GWL&A Financial Inc.)
100.0% - 2171866 Ontario Inc
1.0% - Great-West Lifeco Finance (Delaware) LP II (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.

100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (70.0% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd. (acquired Dec 22, 2015)
100.0% - 801611 Ontario Limited
100.0% - 118050 Canada Inc.
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust

70.0% - RMA Investment Company (Formerly TGS Investment Company) (30.0% owned by London Life Insurance Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP (30.0% owned by London Life Insurance Company)
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
40.0% - PVS Preferred Vision Services Inc.
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - TMI Systems, Inc.
49.0% - Plan Direct Insurance Services Inc. (51% owned by the Great-West Life Assurance Company)
51.0% - Plan Direct Insurance Services Inc. (49.0% owned by TMI Systems, Inc.)
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 9542647 Canada Ltd. (Incorporated Dec 8, 2015)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company) (70% owned by The Great-West Life Assurance Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP (70% owned by The Great-West Life Assurance Company)
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
100.0% - 177545 Canada Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
10.6% - London Reinsurance Group Inc. (89.4% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)

75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
100.0% - Canada Life International Assurance (Ireland) DAC (formerly Legal and General International Ireland Limited- changed named July 29, 2015)
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - London Life & General Reinsurance Company Limited
100.0% - Canada Life International Re: Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - Canada Life International Assurance Limited
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Ltd.
7.0% - Irish Association of Investment Managers
100.0% - Setanta Asset Management Limited
- Setanta Asset Management Funds Public Limited Company (interest only)
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life Limited
100.0% - Canada Life (Ireland) Limited
11.29% - Irish Life Assurance p.l.c. (88.71% owned by Irish Life Group Limited)
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.

100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Keko Park Ltd.
100.0% - Stephen Court Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Kohlenberg & Ruppert Premium Properties S.A.
100.0% - Office Park De Mont-St-Guibert A SA
100.0% - Office Park De Mont-St-Guibert B SA
100.0% - Office Park De Mont-St-Guibert C SA
100.0% - Ilot St Michel Lux S.A.R.L.
100.0% - Ilot St Michel FH S.P.R.L.
100.0% - Ilot St Michel LLH S.P.R.L.
100.0% - Etak SAS
100.0% - Mili SAS
100.0% - Sarip SCI
66.66% - City Gate Park Administration Limited
98.0% - Westlink Industrial Estate Management Company Ltd.
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
50.0% - Ashtown Management Company Ltd.
25.0% - Fulwood Park Management Company (No. 2) Ltd. (sold August 12, 2015)
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
11.0% - Richview Office Park Management Company Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
49.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (ACQUIRED Dec 11, 2015)
100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Brokers Ltd.
100.0% - Cornmarket Insurance Services Limited
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Savings & Investments Ltd.
100.0% - Gregan McGuiness (Life & Pensions) Ltd.
100.0% - Irish Life Associate Holdings
100.0% - Irish Life Irish Holdings
30.0% - Allianz-Irish Life Holdings plc.
100.0% - Allianz p.l.c.
100.0% - Allianz Northern Ireland Ltd.
88.71% - Irish Life Assurance plc. (11.29% owned by Canada Life (Ireland) Limited
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Keko Park Ltd.
100.0% - Stephen Court Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Kohlenberg & Ruppert Premium Properties S.A.
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - Ilot St Michel Lux S.A.R.L.
100.0% - Ilot St Michel FH S.P.R.L.
100.0% - Ilot St Michel LLH S.P.R.L.
100.0% - Etak SAS
100.0% - Mili SAS
100.0% - Sarip SCI
66.66% - City Gate Park Administration Limited
98.0% - Westlink Industrial Estate Management Company Ltd.
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
50.0% - Ashtown Management Company Ltd.
25.0% - Fulwood Park Management Company (No. 2) Ltd. (sold August 11, 2015)
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
11.0% - Richview Office Park Management Company Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - Canada Life Group Holdings Limited

100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - The Canada Life Insurance Company of Canada
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - 587443 Ontario Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Adason Properties Limited
100.0% - Adason Realty Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
60.433% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0965311 B.C. Ltd.
100.0% - 0992480 B.C. Ltd.
100.0% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie Investments PTE. Ltd.
100.0% - Mackenzie Global Macro Asian Credit Fund Ltd.
100% - Mackenzie Global Macro Asian Credit Master Fund, Ltd.
100.0% - Mackenzie U.S. Fund Management Inc.
96.93% - Investment Planning Counsel Inc. (and 3.07% owned by Management of IPC)
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
88.62% - IPC Portfolio Services Inc. (and 11.38% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation

E. Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
52.0% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
6.9% - Pernod Ricard (7.5% in capital)
16.6% - Umicore
7.6% - Ontex
0.4% - LTI One
0.1% - Sagerpar
100.0% - Belgian Securities B.V.
Capital
69.8% - Imerys (53.9% in capital)
100.0% - Brussels Securities
Capital
99.6% - LTI One
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC
0.1% - Groupe Bruxelles Lambert
99.9% - Sagerpar
3.5% - Groupe Bruxelles Lambert
100.0% - GBL Overseas Finance N.V. (in liquidation)
10.0% - GBL Participations SA
10.0% - GBL Finance S.á.r.l.
100.0% - COFINERGY
Capital
100.0% - GBL Energy S.á.r.l.
Capital
2.2% - Total SA (2.4% in capital)
100.0% - GBL Verwaltung GmbH (in liquidation)
100.0% - GBL Finance & Treasury
90.0% - GBL Participations SA
90.0% - GBL Finance S.á.r.l.

100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
100.0% - Sienna Capital S.á.r.l
Capital
10.9% - Sagard FCPR
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
50.3% - Sagard 3 Millésime 1 FPCI

29.6% - Kartesia Credit Opportunities I SCA, SICAV-SIF
40.0% - Kartesia GP SA
43.0% - ECP1
100.0% - ECP3
15.1% - Mérieux Participations I
37.7% - Mérieux Participations II
100.0% - PrimeStone Parallel Vehicle SCS
1.7% - BDT
100.0% - Serena S.á.r.l
Capital
15.0% - SGS
9.4% - LafargeHolcim
2.3% - Engie
42.4% - ECP 2
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

F. Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% - Nuglif inc.
100.0% - Cyberpresse Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - Les Éditions Gesca Ltée
100.0% - Les Éditions La Presse Ltée
2.72% - Acquisio Inc.
50.0% - Workopolis

25.0% - Olive Média
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Pagemasters North America Inc.

G. Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
100.0% - Power Pacific Mauritius Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited

H. Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100.0% - 3540529 Canada Inc.
18.75% - Société Immobiliére HMM
1.21% - Quinstreet Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
22.12% - Bellus Health Inc.
25.0% - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
62.90% - Potentia Solar Inc.
100.0% - Power Renewable Energy Corporation
100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
47.15% - Eagle Creek Renewable Energy, LLC
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International

100.0% - 3249531 Canada Inc.
100.0% - Sagard Capital Partners GP, Inc.
99.25% - Sagard Capital Partners, L.P.
97.3% - IntegraMed America, Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I. Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - 8677964 Canada Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
33.2% - WealthSimple Financial Corp.
100% - Wealthsimple Inc.
100% - Canadian ShareOwner Investments Inc.
100% - CSA Computing Inc.

Item 27. Number of Contract Owners

As of August 1, 2016, there were 14 owners of Qualified Contracts and 8 owners of non-qualified Contracts offered by means of the prospectus contained herein. The Depositor, through the Registrant, issues other contracts by means of other prospectuses.

Item 28. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the laws of the State of New York and the Bylaws of the Depositor whereby the Depositor may indemnify a director, officer, or controlling person of the Depositor against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

New York Business Corporation Law

Section 719. Liability of directors in certain cases

(a)	Directors of a corporation who vote for or concur in any of the following corporate actions shall be jointly and severally liable to the corporation for the benefit of its creditors or shareholders, to the extent of any injury suffered by such persons, respectively, as a result of such action:

(1)	The declaration of any dividend or other distribution to the extent that it is contrary to the provisions of paragraphs (a) and (b) of section 510 (Dividends or other distributions in cash or property).

(2)	The purchase of the shares of the corporation to the extent that it is contrary to the provisions of section 513 (Purchase or redemption by a corporation of its own shares).

(3)	The distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors under articles 10 (Non-judicial dissolution) or 11 (Judicial dissolution).

(4)	The making of any loan contrary to section 714 (Loans to directors).

(b)	A director who is present at a meeting of the board, or any committee thereof, when action specified in paragraph (a) is taken shall be presumed to have concurred in the action unless his dissent thereto shall be entered in the minutes of the meeting, or unless he shall submit his written dissent to the person acting as the secretary of the meeting before the adjournment thereof, or shall deliver or send by registered mail such dissent to the secretary of the corporation promptly after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action. A director who is absent from a meeting of the board, or any committee thereof, when such action is taken shall be presumed to have concurred in the action unless he shall deliver or send by registered mail his dissent thereto to the secretary of the corporation or shall cause such dissent to be filed with the minutes of the proceedings of the board or committee within a reasonable time after learning of such action.

(c)	Any director against whom a claim is successfully asserted under this section shall be entitled to contribution from the other directors who voted for or concurred in the action upon which the claim is asserted.

(d)	Directors against whom a claim is successfully asserted under this section shall be entitled, to the extent of the amounts paid by them to the corporation as a result of such claims:

(1)	Upon payment to the corporation of any amount of an improper dividend or distribution, to be subrogated to the rights of the corporation against shareholders who received such dividend or distribution with knowledge of facts indicating that it was not authorized by section 510, in proportion to the amounts received by them respectively.

(2)	Upon payment to the corporation of any amount of the purchase price of an improper purchase of shares, to have the corporation rescind such purchase of shares and recover for their benefit, but at their expense, the amount of such purchase price from any seller who sold such shares with knowledge of facts indicating that such purchase of shares by the corporation was not authorized by section 513.

(3)	Upon payment to the corporation of the claim of any creditor by reason of a violation of subparagraph (a)(3), to be subrogated to the rights of the corporation against shareholders who received an improper distribution of assets.

(4)	Upon payment to the corporation of the amount of any loan made contrary to section 714, to be subrogated to the rights of the corporation against a director who received the improper loan.

(e)	A director shall not be liable under this section if, in the circumstances, he performed his duty to the corporation under paragraph (a) of section 717.

(f)	This section shall not affect any liability otherwise imposed by law upon any director.

Section 720. Action against directors and officers for misconduct.

(a)	An action may be brought against one or more directors or officers of a corporation to procure a judgment for the following relief:

(1)	Subject to any provision of the certificate of incorporation authorized pursuant to paragraph (b) of section 402, to compel the defendant to account for his official conduct in the following cases:

(A)	The neglect of, or failure to perform, or other violation of his duties in the management and disposition of corporate assets committed to his charge.

(B)	The acquisition by himself, transfer to others, loss or waste of corporate assets due to any neglect of, or failure to perform, or other violation of his duties.

(C)	In the case of directors or officers of a benefit corporation organized under article seventeen of this chapter: (i) the failure to pursue the general public benefit purpose of a benefit corporation or any specific public benefit set forth in its certificate of incorporation; (ii) the failure by a benefit corporation to deliver or post an annual report as required by section seventeen hundred eight of article seventeen of this chapter; or (iii) the neglect of, or failure to perform, or other violation of his or her duties or standard of conduct under article seventeen of this chapter.

(2)	To set aside an unlawful conveyance, assignment or transfer of corporate assets, where the transferee knew of its unlawfulness.

(3)	To enjoin a proposed unlawful conveyance, assignment or transfer of corporate assets, where there is sufficient evidence that it will be made.

(b)	An action may be brought for the relief provided in this section, and in paragraph (a) of section 719 (Liability of directors in certain cases) by a corporation, or a receiver, trustee in bankruptcy, officer, director or judgment creditor thereof, or, under section 626 (Shareholders’ derivative action brought in the right of the corporation to procure a judgment in its favor), by a shareholder, voting trust certificate holder, or the owner of a beneficial interest in shares thereof.

(c)	This section shall not affect any liability otherwise imposed by law upon any director or officer.

Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.

The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Section 722. Authorization for indemnification of directors and officers.

(a)	A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)	A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

(d)	For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Section 723. Payment of indemnification other than by court award.

(a)	A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.

(b)	Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:

(1)	By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,

(2)	If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs; (A) By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or (B) By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.

(c)	Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.

Section 724. Indemnification of directors and officers by a court.

(a)	Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722 (Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefor may be made, in every case, either:

(1)	In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or

(2)	To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.

(b)	The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.

(c)	Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys’ fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.

Section 725. Other provisions affecting indemnification of directors and officers.

(a)	All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.

(b)	No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:

(1)	That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;

(2)	That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(3)	If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

(c)	If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(d)	If any action with respect to indemnification of directors and officers is taken by way of amendment of the by-laws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.

(e)	Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.

(f)	The provisions of this article relating to indemnification of directors and officers and insurance therefor shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).

Section 726. Insurance for indemnification of directors and officers.

(a)	Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:

(1)	To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and

(2)	To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and

(3)	To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of financial services, for a retention amount and for co-insurance.

(b)	No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:

(1)	if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

(2)	in relation to any risk the insurance of which is prohibited under the insurance law of this state.

(c)	Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.

(d)

The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.

(e)	This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.

Bylaws of the Depositor

ARTICLE II, SECTION 11. Indemnification of Directors. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors, and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee, or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter, or thing whatsoever, made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges, and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges, or expenses as are occasioned by acts or omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person personally gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis and within the same constraints as described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Financial Services pursuant to Section 1216 of the New York Insurance Law.

Item 29. Principal Underwriter

(a)	GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. In addition to the Registrant, GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company (GWL&A), Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”), Variable Annuity-2 Series Account of GWL&A, Variable Annuity-8 Series Account of GWL&A, Variable Annuity-8 Series Account of GWL&ANY, COLI VUL-2 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A NY, COLI VUL-4 Series Account of GWL&A, FutureFunds Series Account of GWL&A, Maxim Series Account of GWL&A, Prestige Variable Life Account of GWL&A, and Trillium Variable Annuity Account of GWL&A.

(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter

E.F. Murphy, III	(1)	Chairman, President, and Chief Executive Officer

R.K. Shaw	(1)	Director and Executive Vice President

D.L. Musto	(1)	Director and Executive Vice President

S.E. Jenks	(1)	Director and Executive Vice President

C.E. Waddell	(1)	Director and Senior Vice President

R.H. Linton, Jr.	(1)	Executive Vice President

W.S. Harmon	(1)	Senior Vice President

R.J. Laeyendecker	(1)	Senior Vice President

M. McCarthy	(1)	Senior Vice President

W.J. McDermott	(1)	Senior Vice President

B.P. Neese	(1)	Senior Vice President

R.L. Logsdon	(1)	Vice President, Counsel, and Secretary

R.M. Mattie	(1)	FIN OP Principal, Vice President, and Treasurer

K.I. Schindler	(1)	Chief Compliance Officer

(1) 8515 East Orchard Road, Greenwood Village, Colorado 80111

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

(a)	Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)	The Depositor, Great-West Life & Annuity Insurance Company of New York, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company of New York.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this 14th day of October, 2016.

VARIABLE ANNUITY-2 SERIES ACCOUNT
(Registrant)

By:	/s/ Andra S. Bolotin
Andra S. Bolotin
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ Andra S. Bolotin
Andra S. Bolotin
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ R. Jeffrey Orr	Chairman of the Board	October 14, 2016
R. Jeffrey Orr*

/s/ Andra S. Bolotin	President and Chief Executive Officer	October 14, 2016
Andra S. Bolotin

/s/ Kara S. Roe	Vice President and Treasurer	October 14, 2016
Kara S. Roe

/s/ Marcia D. Alazraki	Director	October 14, 2016
Marcia D. Alazraki*

/s/ John L. Bernbach	Director	October 14, 2016
John L. Bernbach*

/s/ André Desmarais	Director	October 14, 2016
André Desmarais*

/s/ Paul Desmarais, Jr.	Director	October 14, 2016
Paul Desmarais, Jr.*

/s/ Stuart Z. Katz	Director	October 14, 2016
Stuart Z. Katz*

Director
T. Timothy Ryan, Jr.

/s/ Jerome J. Selitto	Director	October 14, 2016
Jerome J. Selitto*

/s/ Brian E. Walsh	Director	October 14, 2016
Brian E. Walsh*

*By: /s/ Ryan L. Logsdon		October 14, 2016
Ryan L. Logsdon
Attorney-in-Fact pursuant to Power of Attorney